UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-09120
                                                     ---------

                            PRUDENT BEAR FUNDS, INC.
                            ------------------------
               (Exact name of registrant as specified in charter)

                             8140 WALNUT HILL LANE
                                   SUITE 300
                               DALLAS, TX  75231
                               -----------------
              (Address of principal executive offices) (Zip code)

                                 DAVID W. TICE
                        DAVID W. TICE & ASSOCIATES, LLC
                          43-46 NORRE GADE, SUITE 137
            CHARLOTTE AMALIE, ST. THOMAS, U.S. VIRGIN ISLANDS  00802
            --------------------------------------------------------
                    (Name and address of agent for service)

                                 1-800-711-1848
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: SEPTEMBER 30, 2004
                         ------------------

Date of reporting period:  SEPTEMBER 30, 2004
                           ------------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

ANNUAL REPORT                                                SEPTEMBER 30, 2004


                               PRUDENT BEAR FUND
                                 NO LOAD SHARES
                                 CLASS C SHARES

                           PRUDENT GLOBAL INCOME FUND

                                  PRUDENT BEAR
                                  FUNDS, INC.

PRUDENT BEAR FUND
NO LOAD SHARES

                  PRUDENT BEAR FUND -
    DATE             NO LOAD SHARES           S&P 500         NASDAQ COMPOSITE
    ----             --------------           -------         ----------------
 12/28/1995             $10,000               $10,000             $10,000
  3/31/1996              $9,520               $10,568             $10,568
  9/30/1996              $8,880               $11,384             $11,772
  3/31/1997              $9,018               $12,663             $11,722
  9/30/1997              $7,420               $15,988             $16,174
  3/31/1998              $6,822               $18,741             $17,613
  9/30/1998              $7,692               $17,435             $16,252
  3/31/1999              $4,866               $22,201             $23,617
  9/30/1999              $4,910               $22,282             $26,349
  3/31/2000              $4,136               $26,184             $43,876
  9/30/2000              $4,441               $25,242             $35,240
  3/31/2001              $6,284               $20,508             $17,657
  9/30/2001              $7,495               $18,522             $14,381
  3/31/2002              $6,391               $20,558             $17,706
  9/30/2002             $10,154               $14,728             $11,246
  3/31/2003              $9,370               $15,468             $12,868
  9/30/2003              $8,877               $18,321             $17,146
  3/31/2004              $8,261               $20,900             $19,134
  9/30/2004              $7,809               $20,862             $18,200

                    For the period ended September 30, 2004

                                                        Annualized
                                              -------------------------------
                                               One        Five        Since
                                              Year        Year      Inception
                                              ----        ----      ---------
  Prudent Bear Fund - No Load Shares        (12.03)%     9.73%       (2.78)%
  S&P 500                                    13.87%     (1.31)%       8.76%
  NASDAQ Composite                            6.15%     (7.13)%       7.08%

The Standard & Poor's 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. This chart assumes an initial gross investment of $10,000 made on 12/28/95 (commencement of operations) for the No Load Shares. Returns shown for the Prudent Bear Fund - No Load Shares and the S&P 500 include the reinvestment of all dividends. Returns shown for the NASDAQ Composite do not include the reinvestments of dividends. Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

PRUDENT BEAR FUND
CLASS C SHARES

                   PRUDENT BEAR FUND -
     DATE            CLASS C SHARES           S&P 500         NASDAQ COMPOSITE
     ----            --------------           -------         ----------------
   2/8/1999              $10,000              $10,000             $10,000
  3/31/1999               $9,331              $10,363             $10,235
  9/30/1999               $9,393              $10,401             $11,419
  3/31/2000               $7,858              $12,222             $19,014
  9/30/2000               $8,423              $11,782             $15,272
  3/31/2001              $11,883               $9,573              $7,652
  9/30/2001              $14,101               $8,646              $6,232
  3/31/2002              $11,947               $9,596              $7,673
  9/30/2002              $18,920               $6,875              $4,874
  3/31/2003              $17,379               $7,220              $5,577
  9/30/2003              $16,420               $8,552              $7,430
  3/31/2004              $15,208               $9,755              $8,292
  9/30/2004              $14,332               $9,738              $7,887

                    For the period ended September 30, 2004

                                                        Annualized
                                            ----------------------------------
                                             One          Five         Since
                                            Year          Year       Inception
                                            ----          ----       ---------
   Prudent Bear Fund - Class C Shares     (12.72)%       8.82%         6.59%
   S&P 500                                 13.87%       (1.31)%       (0.47)%
   NASDAQ Composite                         6.15%       (7.13)%       (4.12)%

The Standard & Poor's 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. This chart assumes an initial gross investment of $10,000 made on 2/08/99 (commencement of operations) for the Class C Shares. Returns shown for the Prudent Bear Fund - Class C Shares and the S&P 500 include the reinvestment of all dividends. Returns shown for the NASDAQ Composite do not include the reinvestments of dividends. Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost

PRUDENT GLOBAL INCOME FUND

                 PRUDENT GLOBAL          MERRILL LYNCH            CITIGROUP
     DATE         INCOME FUND       PAN-EUROPE GOVT. INDEX      EUROPE (WGBI)
     ----         -----------       ----------------------      -------------
   2/2/2000          $10,000                $10,000                 $10,000
  3/31/2000           $9,878                 $9,934                 $10,035
  9/30/2000           $9,340                 $9,326                  $9,436
  3/31/2001           $9,016                 $9,672                  $9,896
  9/30/2001           $9,578                $10,295                 $10,473
  3/31/2002          $10,354                 $9,970                 $10,089
  9/30/2002          $11,737                $11,761                 $12,323
  3/31/2003          $12,579                $13,261                 $13,975
  9/30/2003          $13,617                $14,395                 $15,210
  3/31/2004          $14,298                $15,494                 $16,514
  9/30/2004          $14,183                $15,783                 $16,946

                    For the period ended September 30, 2004

                                                            Annualized
                                         One Year        Since Inception
                                         --------        ---------------
  Prudent Global Income Fund               4.15%               7.79%
  Citigroup Europe (WGBI)                 11.41%              11.98%
  Merrill Lynch Pan Europe
    Government Index, 1-3 years            9.64%              10.25%

The Citigroup Europe (WGBI) consists of those fifteen sectors of the Citigroup Europe WGBI that are geographically located in Europe, namely Austria, Belgium, Denmark, Finland, France, Greece, Germany, Ireland, Italy, the Netherlands, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Merrill Lynch Pan-Europe Government Index tracks the total return performance of the outstanding debt of European sovereign issuers. It is a market capitalization-weighted basket comprising Euro participant, Denmark, Sweden, Switzerland, and U.K. sovereign bonds issued in their respective domestic markets and denominated in their local currency. This index is further segmented by debt issues maturing from 1-3 years. These charts assume an initial gross investment of $10,000 made on 2/02/00 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

                                                               November 24, 2004

Dear fellow shareholders:

The Prudent Bear Fund returned -5.46% and -12.03% for the six and 12-month periods while the S&P 500 returned -0.18% and 13.87% and the Nasdaq returned - 4.64% and 6.71%. For the six and 12-month periods, the Prudent Global Income Fund returned -0.80% and 4.15% respectively.

Although Prudent Bear Fund performed slightly better than the inverse of the S&P 500 over the 12 months ending September 30, we can point to several key areas that hurt performance in fiscal 2004. First, after a spectacular two-year run, our precious metals stock portfolio hit a significant rough patch this year. Second, our strategy of using index and equity put options for a meaningful portion of our short exposure was unsuccessful. This strategy has functioned well in the past, providing strong shareholder gains during major market declines, while limiting losses during big rallies. But this strategy was of limited value in a flattish market environment, with few opportunities to profit from significant market downdrafts. We nonetheless chose to stick with our put options, recognizing what we believed was a heightened risk for an unexpected event that at anytime could hit the stock market with immediate major losses. And third, our stock picking overall was less than successful. Frankly, our preferred type of short positions -- companies with weak balance sheets, poor cash flow and limited long-term prospects -- generally outperformed rather than lagged the market. Moreover, some of the groups we had targeted early in the year for opportunities -- homebuilders, retailers, financials, and technology -- did not provide the performance on the short-side we had hoped for. In summary, many "fundamental short stocks," rather than decline, enjoyed spectacular gains, which is certainly consistent with a highly speculative marketplace. We have in the past experienced similar periods where good fundamental research did not pay dividends, but eventually fundamentals won out and we expect that will occur again.

Although the dollar ended the 12-month period weaker, the dollar actually gained ground against major currencies in the first and second calendar quarters. For the twelve months, however, the Prudent Global Income Fund's positive performance reflects this weakness. The focus of the Prudent Global Income Fund remains on high quality issues with shorter maturities to limit interest rate risk. (Bond prices move inversely with interest rates, but the shorter the maturity, the less a bond's price will change for a given change in yields. In addition, if short term rates continue to rise, maturing issues will be invested at increasingly higher yields, generating more income for shareholders.) The fund also continues to keep a portion of its assets (less than 20%) in gold bullion and shares of precious metals companies, investments that we believe will fare well in an environment of a weakening dollar along with its non-U.S. bonds.

MARKET & ECONOMIC OVERVIEW

In October 2002, Federal Reserve Governor Ben Bernanke's presented his speech, "Asset Price 'Bubbles' and Monetary Policy," followed the next month by an equally extraordinary speech, "Deflation: Making Sure 'It' Doesn't Happen Here." What followed, was two years of an historic "reflation." The powerful combination of aggressive tax cuts, a collapse in short-term interest rates, Fed assurances that they were prepared to go to the most extreme measures to stimulate runaway excess throughout mortgage finance, unprecedented leveraged speculation, and a declining dollar, created over-liquefied markets both at home and abroad. The unfolding debt crisis was reversed, culminating in the recent environment where even the weakest credits from sovereigns to subprime enjoy easy access to cheap finance. We certainly see no reason to back away from our view that we are witnessing the "blow-off" in the momentous U.S. credit bubble.

While the Prudent Global Income Fund benefited from these excesses over the two-years, the period of ultra-easy finance was far more difficult for the Prudent Bear Fund. It is during such periods that even struggling companies can finance imprudent expansion plans. Excess liquidity dictates that the general market becomes increasingly commanded by unsound speculative dynamics, at times diminishing the value of our fundamental company research. It is this challenging circumstance, however, that creates exceptional opportunities. We now see a confluence of developments that could signal a transition to an environment that is much more conducive to creating wealth for our shareholders in both funds.

First, the short-term benefits from the inflationary boom are subsiding. Second, the costs and distortions are becoming much more conspicuous and problematic. Third, the dollar is in trouble. There is, as well, the issue of an empowered Administration ready to pursue an aggressive second-term agenda. We were not surprised that the euro traded to an all-time high days after the election, as the dollar index sank to a nine-year low and gold jumped to 16-year highs.

In previous letters we have vehemently disagreed with both the analysis and the policy calling for aggressive fiscal and monetary stimulus to ward off deflationary forces. To us, the key issue has always been the increasingly unwieldy and dangerous credit bubble, not "deflation." Yes, policymakers were able to aggressively stimulate and reinvigorate "animal spirits," but the outcome was only a larger and more energized bubble throughout the U.S. and global credit systems. The problem of multiple bubbles and economic maladjustment grew significantly larger in scope, while policy options have narrowed and resources available to help mitigate the eventual bust have been wasted.

On the most basic level, we find the consensus view that the Fed can and should manipulate the level of prices deeply flawed. For one, the notion of a general price level does not apply well to contemporary economies and financial systems. The world has become much more complex, with myriad avenues for liquidity creation and limitless ways for its dissemination. When monitoring the appropriateness of monetary conditions and policy, analysis must incorporate a broad range of prices including commodities and goods and services, right along with real and financial asset prices. The focal point of contemporary credit systems has evolved over decades to financing real estate and marketable securities, away from traditional bank funding of business investment. Financial returns, as opposed to economic profits, have come to command the lending and liquidity creating process. Policymakers must be cognizant of the reality that asset price inflation and asset bubbles have become the primary manifestation of monetary excess.

Rather than taking a cautious attitude with regard to the profound changes transforming the U.S. credit system and economy, the Greenspan Federal Reserve adopted an aggressive "activist" approach to policymaking. Indeed, it is our view that the Fed has embraced a strategy of administering monetary policy through the manipulation of financial and speculative profits. In particular, the Fed pegs short-term rates at a level that incites borrowing and speculating excesses, inherently fomenting asset bubble and boom and bust dynamics. This approach has, once again, proved successful in sustaining excesses, but with great cost with respect to financial and economic stability. Policymakers today have no acceptable alternative than to sustain the credit bubble, having meandered into the dire policy quagmire where repeated misjudgments incite only riskier errors.

The consequences of this flawed approach to central banking have become conspicuous during the past two-year "reflation." Over this period, federal government debt has expanded by almost 20%. In the 30-month period ended June 30th of this year, net foreign liabilities jumped 37% to $4.6 trillion. At the same time, total mortgage debt surged 37% to $9.9 trillion. Mortgage debt has about doubled in seven years, increasing from 62% of GDP to 85%. Combined international reserves held by Japan, China, South Korea, and Taiwan are up 74% to $1.8 trillion since the beginning of 2002. And with global liquidity running rampant, record amounts have flowed into hedge funds. Trading assets at the major money center "banks" have surged, while global derivatives markets are ballooning out of control. To us, it has all the appearance of an experimental financial regime having run completely out of control.

It is today clear that the "reflationary" period has only exacerbated economic imbalances. Over the past year, about 2 million nonfarm payroll jobs have been added. Construction jobs increased 262,000, "health & social assistance" 299,000, administrative support 381,000, "leisure and hospitality" 217,000, and government 154,000. Yet a total of only 42,000 manufacturing jobs have been created during the past 12 months, an especially troubling development considering the dollar's decline. This comes as no surprise to those of us monitoring the ongoing stagnation in commercial lending and investment. Essentially, the competitive gains our goods producers are receiving from the weak dollar have been more than offset by inflating costs.

The ongoing housing boom provides a stark contrast to manufacturing. Year-to-date through September, total new and existing home sales are running 8.5% ahead of 2003's record pace, with sales for the year likely about 50% ahead of 1997. Total mortgage debt expanded at an 11% rate during the first-half, continuing a five-year trend of near double-digit annual growth. Total construction spending is running 9% above a record 2003.

Predictably, a historic inflationary housing boom fuels spending distortions. These include over-consumption and mal-investment, both maligning the economy with only deeper structural imbalances and mal-adjustments. Over the past year, retail trade has added 116,000 jobs, with another 195,000 in "food services & drinking" and 104,000 in "financial activities." Despite a 25% decline in the dollar, monthly trade deficits have jumped to as high as $55 billion. September imports were up 17% from one year ago. Import prices for October were up 9.7%, the highest year-over-year increase since 1988. In one of the more conspicuous consequences of "reflation," the $313 billion first-half current account deficit is only somewhat below the $386 billion reported for the full year 2001.

Still, years of seemingly innocuous current account deficits have created unshakable complacency. It is our view that unusual factors were at work that mitigated the dollar's vulnerability to escalating U.S. trade deficits. This was especially the case during the "king dollar" run from 1999 through early 2002. Years of global upheaval and the perceived inimitable power of the Fed hoisted American securities to the status of the unrivaled instrument of choice for global investors and speculators. We certainly took full advantage. But such excesses always sow the seeds of their own destruction. The dollar is no longer held in high esteem, with the status of U.S. securities markets and the Federal Reserve hanging in the balance.

Dollar-denominated securities are this year dramatically underperforming a broad range of alternative assets, including foreign currencies, energy, commodities, real estate, art, emerging debt and equities, and foreign securities generally. Global direct investment floods into China, India, S.E. Asia and Latin America, virtually bypassing the United States. The dollar's predicament going forward is not only a current account deficit approaching $650 billion, but an increasing outflow of dollar balances seeking both better returns and safety elsewhere.

It is helpful to appreciate the concept that "reflation" is fostering increasing monetary disorder. Quite simply, the world is awash in dollar balances. Furthermore, this pool of liquidity is in a destabilizing state of flux as it lurches and staggers erratically, with investors and the crowd of speculators anxiously trying to make an acceptable return. The situation is both unstable and unsustainable. Only the unprecedented $500 billion increase in Asian currency reserves over the past year forestalled a dollar crisis. But the astonishing amount of liquidity redirected from these currency operations has borne its own array of problems. There is no mystery surrounding crude oil's run to $55 and record prices throughout the energy complex, the spike in copper and industrial metals prices, shortages of cement and other basic materials, surging global shipping rates, the 30% y-t-d gain and record level in the Goldman Sachs Commodities index, or gold's rise to $445. Liquidity has inundated emerging bond markets, with yields overshooting on the downside. Similar forces have stoked speculation throughout global equity markets.

Throughout Asia, an increasingly unwieldy inflationary boom runs unabated. China, as well as other highly-liquefied economies across the region and globe, enjoy the wherewithal to bid for increasingly precious inventories of energy and other commodities. Domestic economies are imbalanced and, in many cases, overheated. We expect increasing pressure on Chinese authorities and Asian central bankers to raise rates in an effort to control problematic booms. Market pressure to revalue Asian currencies higher against the dollar may be a major financial development for 2005.

Here at home, monetary disorder fuels an exceedingly speculative stock market. While heralded in the marketplace and media, the upsurge in corporate profits is actually one of the temporary manifestations of reflationary policies. The spectacular expansion of government and mortgage debt over the past two years has provided a near miraculous boost to pricing power and corporate balance sheets. But these gains are unsustainable. The lag between improved pricing and escalating costs will now dictate generally disappointing top-line growth and margin pressure. And while this inflationary environment will definitely benefit some, many more will suffer. The bottom line is that extrapolating reflation's transitory gains is risky business, and in this regard our stock market is positioned for major disappointment. Considering the fundamental backdrop, the degree of bullishness and complacency is astonishing.

It is our view that global liquidity excesses have also played an instrumental role in further distorting the U.S. credit system. Market rates have been artificially suppressed and credit spreads have collapsed. It is ironic how late-stage credit bubble liquidity excesses have so narrowed spreads, even as the risk of future credit losses and market dislocation escalate. The bond market rally has been highly destabilizing, thrusting the mortgage finance bubble to manic blow-off excess. Similar dynamics have been at play for the expanding bubbles throughout leveraged speculation and derivative trading. A few weeks back the Financial Times ran an article questioning the proposition of a world occupied by numerous bubbles. Well, the proliferation of bubbles of various sizes and forms is precisely what one would expect with the culmination of one of history's great credit bubbles.

Rising rates would have tended to restrain credit and speculative excess, while lending needed support to our frail currency. Instead, bond prices surged higher in an example of how a marketplace so distorted by years of excess has a proclivity for succumbing to speculative dynamics. Recalling NASDAQ during the first quarter of 2000, speculative blow-offs too often precariously disregard fundamental developments. Yet a drop in bond yields is only one of many examples of how our credit system has refused to commence the adjustment process necessary to quell deep structural maladjustments and imbalances.

We have reason to expect that this arduous adjustment will commence soon. The history of great inflations teaches us that the initial perceived benefits of rising spending, income and asset prices, while captivating, is fleeting. At the same time, inflation dynamics dictate that, once commenced, inflation's effects become increasingly difficult to maintain and control. Additional stimulus must be forthcoming to sustain the artificial boom. This creates a dilemma:
Additional liquidity further distorts the nature of spending and investing within the real economy, while it is predisposed to play the hot areas in the asset markets. And, as is always the case with inflationary booms, speculation progressively contorts the system's pricing mechanism, fostering financial folly, the misallocation of resources and fragile bubble economies.

Over the life of the boom, negative consequences emerge that begin to outweigh perceived benefits. The number of winners in the inflation game narrows, while those losing multiply. More importantly, realization by those on the wrong side of inflation's wealth redistribution provokes a move to mitigate their losses. Such a development can mark the coming demise of the boom.

We don't today see evidence of an effort by our foreign creditors to liquidate dollar holdings. But they must be losing patience and, at the minimum, increasingly circumspect of U.S. policies. It would require only a small move by our creditors to limit increases in their dollar exposure to precipitate global currency tumult. Our economy must borrow $1.8 billion daily to finance our current account deficit.

For decades, the dollar's role as the world's reserve currency afforded our economy the extraordinary luxury of issuing IOUs to the rest of the world that they would never cash. The surge in energy and commodity prices -- especially China's aggressive global crude oil, commodities, and capital equipment buying spree -- tempts us to conjecture that a new phase has unfolded: some of our IOUs are now being cashed and spent. Are we witnessing the initial wave of exchanging inflating dollar balances for things providing a more attractive store of value?

Continuing this analogy, the current environment may perhaps remain a large step from our trading partners refusing to accept and honor our IOUs, but "cashing and spending" them is nonetheless a major development with respect to both the stability of the dollar and the global pricing environment. The reality that truly massive central bank dollar purchases have only slowed the dollar's descent and kept it orderly is one of the most ominous developments I have witnessed during my career. That policymakers and market participants alike remain so complacent only adds to my alarm.

When the dollar begins its next precipitous decline, global central bankers will find themselves in a quandary. Do they again balloon their holdings of dollars and inject enormous liquidity into an already over-liquefied global financial system, one that is characterized by heightened price pressures and increasing monetary disordero Or do they step away exasperated, hoping that the dollar will find its own sustainable trading levelo Two years ago global central bankers surely perceived little risk from aggressive dollar purchases. Today, in stark contrast, major dollar support operations risk exacerbating inflationary pressures and global financial instability, stoking overheated economies, and causing further economic distortions; but to equivocate on dollar support risks currency market instability and dislocation. This predicament, among others, persuades us that U.S. "reflation" is approaching a critical crossroad.

It is our view that a dollar crisis may very well prove the event to challenge the sustainability of the U.S. credit bubble. For one, U.S. interest rates would almost certainly move higher in the event of a serious liquidation of dollar assets, especially if there was upheaval in the currency derivatives market. The liquid market for inexpensive dollar hedging has played an instrumental role in inhibiting the liquidation of U.S. securities so far during the dollar bear market.

And there should be little doubt that massive purchases by global central banks have provided the preponderant source of liquidity for currency derivatives traders. Those writing dollar insurance have done so with great confidence. They can easily hedge their exposure by shorting virtually unlimited quantities of dollars to global central bankers anxious to support the value of the dollar against their local currencies. We believe this arrangement has nurtured profound market distortions. Going forward, any move by global central bankers to limit dollar support would likely impact the functioning of a distended derivatives marketplace, with potentially major ramifications for U.S. interest rates, securities markets and system liquidity.

Monetary disorder has also supported the surprising bond market rally. There are indications that market participants were caught poorly positioned for lower rates. Some were forced to unwind hedges, while the bond bears were squeezed and forced to cover. Derivative traders, especially those dynamically-hedging mortgage-backed securities, have been whipsawed and battered about. Others have simply thrown in the towel and abandoned hedging, accepting greater risk in their effort to boost performance. All the while, notions of perpetually low rates and endless liquidity have had the aggressive speculators increasing leverage and spread trades.

We believe these dynamics have left U.S. interest-rate markets exceptionally vulnerable to a sharp reversal and a destabilizing spike in yields. It is also our view that the marketplace could be much too sanguine and complacent regarding what will be required from Fed rate increases. At least for now, conjecture that the Fed will soon conclude the tightening cycle seems wildly optimistic. The fundamental backdrop supports significantly higher market yields, recalling 1993 speculative excesses that preceded the 1994 bond market rout. If such a market dislocation developed concurrently with a faltering dollar, derivative players and markets would be severely tested, as would the mettle of our foreign creditors.

It has always been our view that unprecedented leverage and speculation throughout the U.S. credit system has over years cultivated a fragile system vulnerable to de-leveraging and a spike in yields. If the Fed has recognized as much, their ultra-loose policies have been self-defeating. Over the past two years, the size of the leveraged speculating community has grown significantly. And, not surprisingly, returns have suffered from the massive inflow of participants and liquidity. Too many are seeking high returns from increasingly limited opportunities; investors' expectations and risk perceptions are way out of touch with reality. Such circumstances have added one additional layer of complexity to the market environment, with added unpredictability and daily volatility a natural outgrowth. Hedge fund returns are generally not even close to meeting optimistic expectations this year, and we certainly don't see conditions getting any easier. Meaningful losses will lead to outflows, which could set in motion self-reinforcing de-leveraging and compounding losses.

Major U.S. financial institutions -- including the money center "banks" and securities brokers with their huge proprietary trading positions and derivative operations, along with the thinly-capitalized GSEs -- are today vulnerable to the unfolding inhospitable environment. Two years of credit system excess has only compounded systemic fragilities. Recent quarterly profit reports from our leading financial institutions indicate weak trading profits and reduced lending margins. Earnings throughout the gigantic and overly-competitive mortgage finance arena are faltering and will only deteriorate going forward. And the nature of credit bubbles dictates that any reduction in lending would have an immediate impact on levitated asset prices. And with various markets -- including housing, real estate lending, and speculating in mortgage securities -
- so overheated, any reduction of liquidity would quickly cause the boom to give way to bust. In such a scenario, expect credit losses to surprise in their scope and rapidity, and one can look to California for one example of a huge market poised for trouble.

There is also the issue of the financial sector facing an increasingly onerous regulatory environment. Fannie Mae and Freddie Mac are up against serious accounting and management issues that would be expected to constrain the growth of their balance sheets. This is not a major marketplace concern at the moment, with robust bank and other non-GSE mortgage credit growth. We believe, however, that there are major ramifications with regard to the GSEs continuing to operate as the key source of marketplace liquidity during periods of heightened systemic stress and speculative de-leveraging. We seriously question whether the GSEs will have the capacity to balloon their balance sheets to the degree necessary to sustain system liquidity during the next marketplace dislocation. There is, as well, the issue of potential malfeasance throughout the insurance industry. Wall Street firms have their own set of issues, and we do not believe that "structured finance," the expansive domain of credit and speculative excess, is today immune from regulatory issues.

Importantly, a confluence of factors has us questioning the capacity for financial sector growth to continue at the heady rate necessary to sustain credit bubble excess. From our analytical framework, it is largely the expansion of financial sector assets and liabilities (including global central bank holdings of dollar securities) that creates marketplace liquidity. Tottering confidence in the dollar, faltering mortgage lending profits, weak results and poor prospects for speculative returns, the expectation of Fed rate increases, and a host of regulatory issues combine to create a most challenging environment. Granted, to this point, reduced lending margins and shrinking speculative returns have likely only incited a push to volume and increased leverage. But we view this troubling dynamic as an unsustainable late-cycle development, consistent with our credit bubble blow-off thesis.

Throughout much of the dollar bear market, declines in the dollar were at least somewhat offset by gains and narrowing credit spreads in the U.S. credit market. If the dollar and bond prices decline concurrently, the pressure on both our foreign creditors and the leveraged speculators could become intense. It is the scenario of a faltering dollar, surging U.S. interest rates, and widening spreads that would push the acutely fragile credit system toward dislocation. Usually we would look to the "periphery" for initial signs of heightened system stress -- the emerging markets, junk bonds, and financiers to high-risk credits. But we are not confident that anything will be "typical." Today, historic excess emanates from blow-off excess at the mortgage finance "core," creating abundant liquidity at the "periphery." We will be closely following developments at both the "periphery" and the "core" during what we expect to be both a challenging and rewarding 2005 for our shareholders.

Considering the strong performance of many stocks and groups during 2003 and 2004, along with the unfolding negative backdrop for 2005, we believe shareholder prospects are improving and appear outstanding. We have in the past experienced similar periods where good fundamental research did not pay dividends, but eventually fundamentals won out. If, in fact, the credit bubble is on its last legs, we believe that markets will once again be driven by fundamentals, and that shareholders of both funds will benefit handsomely. We will continue to strive to manage risk carefully, while working diligently to create strong returns for shareholders in an unprecedented economic environment.

Sincerely,

/s/David W. Tice

David W. Tice

Opinions expressed in this letter are those of the fund manager, are subject to change and are not guaranteed.

THE PRUDENT BEAR FUND REGULARLY MAKES SHORT SALES OF SECURITIES, WHICH INVOLVES UNLIMITED RISK INCLUDING THE POSSIBILITY THAT LOSSES MAY EXCEED THE ORIGINAL AMOUNT INVESTED. THE FUND MAY ALSO USE OPTIONS AND FUTURE CONTRACTS, WHICH HAVE RISKS ASSOCIATED WITH UNLIMITED LOSSES OF THE UNDERLYING HOLDINGS DUE TO UNANTICIPATED MARKET MOVEMENTS AND FAILURE TO CORRECTLY PREDICT THE DIRECTION OF SECURITIES PRICES, INTEREST RATES AND CURRENCY EXCHANGE RATES. THE FUND MAY ALSO HOLD RESTRICTED SECURITIES PURCHASED THROUGH PRIVATE PLACEMENTS. SUCH SECURITIES MAY BE DIFFICULT TO SELL WITHOUT EXPERIENCING DELAYS OR ADDITIONAL COSTS.

THE PRUDENT GLOBAL INCOME FUND INVESTS IN FOREIGN SECURITIES, WHICH INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. THE FUNDS MAY ALSO INVEST IN GOLD, WHICH INVOLVES ADDITIONAL RISKS, SUCH AS THE POSSIBILITY FOR SUBSTANTIAL PRICE FLUCTUATIONS OVER A SHORT PERIOD OF TIME.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. While the Prudent Bear Fund is no-load, there are management and distribution fees that apply.

The Prudent Bear Funds are distributed by Quasar Distributors, LLC. (11/04)

EXPENSE EXAMPLE
SEPTEMBER 30, 2004

As a shareholder of the Prudent Bear or Prudent Global Income Funds, you incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested for the period 4/01/04 - 9/30/04.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 30 calendar days after you purchase them. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PRUDENT BEAR FUND
NO LOAD SHARES

                                 BEGINNING        ENDING        EXPENSES PAID
                               ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD
                                  4/1/04          9/30/04      4/1/04 - 9/30/04
                               -------------   -------------   ----------------
Actual +<F1> (1)<F3>             $1,000.00       $  945.40          $8.90
Hypothetical ++<F2> (2)<F4>      $1,000.00       $1,015.85          $9.22

  +<F1> Including dividends on short positions, your actual cost of investment in the Fund would be $11.43.
 ++<F2> Including dividends on short positions, your hypothetical cost of investment in the Fund would be $11.83.
(1)<F3> Ending account values and expenses paid during period based on a (5.46)% return. The return is considered after expenses are deducted from the fund.
(2)<F4> Ending account values and expenses paid during period based on a 2.50% return. The return is considered before expenses are deducted from the fund.

PRUDENT BEAR FUND
CLASS C SHARES

                                 BEGINNING        ENDING        EXPENSES PAID
                               ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD
                                  4/1/04          9/30/04      4/1/04 - 9/30/04
                               -------------   -------------   ----------------
Actual +<F5> (1)<F7>             $1,000.00       $  942.40          $12.53
Hypothetical ++<F6> (2)<F8>      $1,000.00       $1,012.10          $12.98

  +<F5> Including dividends on short positions, your actual cost of investment in the Fund would be $15.05.
 ++<F6> Including dividends on short positions, your hypothetical cost of investment in the Fund would be $15.57.
(1)<F7> Ending account values and expenses paid during period based on a (5.76)% return. The return is considered after expenses are deducted from the fund.
(2)<F8> Ending account values and expenses paid during period based on a 2.50% return. The return is considered before expenses are deducted from the fund.

PRUDENT GLOBAL INCOME FUND

                                 BEGINNING        ENDING        EXPENSES PAID
                               ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD
                                  4/1/04          9/30/04      4/1/04 - 9/30/04
                               -------------   -------------   ----------------
Actual (1)<F9>                   $1,000.00       $  992.00          $6.52
Hypothetical (2)<F10>            $1,000.00       $1,018.45          $6.61

 (1)<F9> Ending account values and expenses paid during period based on a (0.80)% return. The return is considered after expenses are deducted from the fund.
(2)<F10> Ending account values and expenses paid during period based on a 2.50% return. The return is considered before expenses are deducted from the fund.

PRUDENT BEAR FUND
ALLOCATION OF PORTFOLIO ASSETS - SEPTEMBER 30, 2004

Common Stocks                                22.1%
Call Options                                  0.1%
Put Options                                   1.5%
Preferred Stocks                              0.6%
Warrants                                      0.5%
Convertible Debentures                        0.1%
Corporate Notes                               0.6%
Short Positions                             -41.4%
Futures                                     -18.0%

PRUDENT GLOBAL INCOME FUND
ALLOCATION OF PORTFOLIO ASSETS - SEPTEMBER 30, 2004

Common Stocks                                 9.0%
Preferred Stocks                              0.2%
Commodities                                   0.9%
Corporate Notes                               1.5%
Convertible Bonds                             0.5%
U.S. Treasury Obligations                    11.5%
Foreign Treasury Obligations                 71.4%
Warrants                                      0.0%
Short-Term Investments                        2.4%
Other Assets less Liabilities                 2.6%

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004

                                                                             PRUDENT BEAR       PRUDENT GLOBAL
                                                                                 FUND             INCOME FUND
                                                                             ------------       --------------
ASSETS:
   Investments, at value (cost $432,063,215
     and $427,041,382, respectively)                                          $439,745,619        $450,677,008
   Cash                                                                             15,996                  --
   Deposit at brokers for short sales                                           13,112,726                  --
   Receivable from broker for proceeds on securities sold short                173,782,362                  --
   Receivable for investments sold                                               6,590,358                  --
   Capital shares sold                                                           1,575,629           1,562,604
   Interest receivable                                                           1,471,141          15,826,174
   Other assets                                                                     52,214             100,253
                                                                              ------------        ------------
   Total Assets                                                                636,346,045         468,166,039
                                                                              ------------        ------------
LIABILITIES:
   Securities sold short, at value
     (Proceeds of $175,526,458 and $0, respectively)                           184,588,004                  --
   Payable for securities purchased                                              3,957,410           3,133,522
   Payable for futures contracts                                                   124,375                  --
   Capital shares redeemed                                                         710,601           1,308,026
   Payable to Adviser                                                              446,735             281,276
   Dividends payable on short positions                                            215,921                  --
   Accrued expenses and other liabilities                                          860,028             680,741
                                                                              ------------        ------------
   Total Liabilities                                                           190,903,074           5,403,565
                                                                              ------------        ------------
NET ASSETS                                                                    $445,442,971        $462,762,474
                                                                              ------------        ------------
                                                                              ------------        ------------
NET ASSETS CONSIST OF:
   Capital stock                                                              $583,215,249        $432,751,374
   Undistributed net investment income (loss)                                  (12,650,435)            637,889
   Accumulated undistributed net realized gain (loss)
     on investments sold, securities sold short, option
     contracts expired or closed, and foreign currencies                      (123,981,264)          5,326,588
   Net unrealized appreciation (depreciation) on:
       Investments                                                               7,682,404          23,635,626
       Foreign currencies                                                               --             410,997
       Short positions                                                          (9,061,546)                --
       Futures contracts                                                           238,563                  --
                                                                              ------------        ------------
TOTAL NET ASSETS                                                              $445,442,971        $462,762,474
                                                                              ------------        ------------
                                                                              ------------        ------------
NO LOAD SHARES:
   Net Assets                                                                 $429,472,198        $462,762,474
   Shares outstanding (250,000,000 shares of
     $.0001 par value authorized)                                               75,212,452          37,301,563
   Net Asset Value, Redemption Price and Offering Price Per Share             $       5.71        $      12.41
                                                                              ------------        ------------
                                                                              ------------        ------------
CLASS C SHARES:
   Net Assets                                                                 $ 15,970,773
   Shares outstanding (250,000,000 shares of
     $.0001 par value authorized)                                                2,870,857
   Net Asset Value, Redemption Price and Offering Price Per Share             $       5.56
                                                                              ------------
                                                                              ------------

                     See notes to the financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2004

                                                                    PRUDENT BEAR       PRUDENT GLOBAL
                                                                        FUND            INCOME FUND
                                                                    ------------       --------------
INVESTMENT INCOME:
   Interest income                                                  $  6,717,732         $11,795,353
   Dividend income on long positions (net of foreign taxes
     withheld of $14 and $72,031, respectively)                          894,501             678,102
   Other income                                                        1,655,543             894,005
                                                                    ------------         -----------
   Total investment income                                             9,267,776          13,367,460
                                                                    ------------         -----------
EXPENSES:
   Investment advisory fees                                            6,131,100           3,939,092
   Administration fees                                                   426,004             348,663
   Shareholder servicing and accounting costs                            667,674             609,297
   Custody fees                                                          154,191             177,940
   Federal and state registration                                         85,858              70,742
   Professional fees                                                     132,556              83,256
   Distribution expense - No Load shares                               1,192,401           1,313,031
   Distribution expense - Class C shares                                 135,275                  --
   Reports to shareholders                                                88,982              79,053
   Directors' fees and expenses                                           15,338              13,838
   Insurance expense                                                      52,556              45,437
   Dividends on short positions                                        2,138,001                  --
   Other expense                                                          64,326                  --
                                                                    ------------         -----------
   Total expenses before expense reductions and expense
     recovery by advisor                                              11,284,262           6,680,349
   Expense recovery by advisor (See Note 5)                                   --             181,187
   Expense reductions (See Note 5)                                       (71,477)                 --
                                                                    ------------         -----------
   Total expenses                                                     11,212,785           6,861,536
                                                                    ------------         -----------
NET INVESTMENT INCOME (LOSS)                                          (1,945,009)          6,505,924
                                                                    ------------         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
       Long transactions                                              67,075,389          20,528,864
       Short transactions                                            (10,700,829)                 --
       Option contracts expired or closed                            (50,569,309)                 --
       Futures contracts closed                                      (16,802,545)                 --
       Foreign currency translation                                        3,718             794,522
                                                                    ------------         -----------
       Net realized gain (loss)                                      (10,993,576)         21,323,386
   Change in unrealized appreciation / depreciation on:
       Investments                                                   (48,159,893)        (10,274,941)
       Short positions                                                (4,691,744)                 --
       Futures contracts                                              (4,576,137)                 --
       Foreign currency                                                   (2,692)              6,474
                                                                    ------------         -----------
       Net unrealized loss                                           (57,430,466)        (10,268,467)
                                                                    ------------         -----------
   Net realized and unrealized gain (loss) on investments            (68,424,042)         11,054,919
                                                                    ------------         -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                         $(70,369,051)        $17,560,843
                                                                    ------------         -----------
                                                                    ------------         -----------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           PRUDENT BEAR FUND
                                                                 --------------------------------------
                                                                     YEAR ENDED          YEAR ENDED
                                                                 SEPTEMBER 30, 2004  SEPTEMBER 30, 2003
                                                                 ------------------  ------------------
OPERATIONS:
   Net investment loss                                              $ (1,945,009)       $ (3,541,981)
   Net realized gain (loss) on:
       Long transactions                                              67,075,389          19,168,644
       Short transactions                                            (10,700,829)        (14,368,825)
       Option contracts expired or closed                            (50,569,309)        (57,626,731)
       Futures contracts closed                                      (16,802,545)        (18,302,901)
       Foreign currency translation                                        3,718               5,338
   Change in unrealized appreciation / depreciation on:
       Investments                                                   (48,159,893)         39,999,970
       Short positions                                                (4,691,744)        (38,453,360)
       Futures contracts                                              (4,576,137)          1,356,200
       Foreign currency                                                   (2,692)                 45
                                                                    ------------        ------------
   Net decrease in net assets resulting from operations              (70,369,051)        (71,763,601)
                                                                    ------------        ------------
DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                        (26,106,047)        (12,755,437)
   FROM NET REALIZED GAINS                                                    --         (14,446,178)
                                                                    ------------        ------------
   TOTAL DISTRIBUTIONS                                               (26,106,047)        (27,201,615)
                                                                    ------------        ------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                           (606,940)           (143,520)
   FROM NET REALIZED GAINS                                                    --            (200,739)
                                                                    ------------        ------------
   TOTAL DISTRIBUTIONS                                                  (606,940)           (344,259)
                                                                    ------------        ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                         479,477,523       1,082,081,772
   Redemption Fees                                                        57,857                  --
   Shares issued to holders in reinvestment of dividends              22,564,538          23,618,358
   Cost of shares redeemed                                          (514,086,457)       (980,750,818)
                                                                    ------------        ------------
   Net increase (decrease) in net assets resulting
     from capital share transactions                                 (11,986,539)        124,949,312
                                                                    ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (109,068,577)         25,639,837
NET ASSETS:
   Beginning of period                                               554,511,548         528,871,711
                                                                    ------------        ------------
   End of period (including undistributed net investment
     loss of $12,650,435 and $3,523,837, respectively)              $445,442,971        $554,511,548
                                                                    ------------        ------------
                                                                    ------------        ------------

                     See notes to the financial statements.

                                                                      PRUDENT GLOBAL INCOME FUND
                                                                --------------------------------------
                                                                    YEAR ENDED          YEAR ENDED
                                                                SEPTEMBER 30, 2004  SEPTEMBER 30, 2003
                                                                ------------------  ------------------
OPERATIONS:
   Net investment income                                            $  6,505,924        $  2,008,004
   Net realized gain on:
       Long transactions                                              20,528,864           7,483,024
       Foreign currency translation                                      794,522              66,754
   Change in unrealized appreciation / depreciation on:
       Investments                                                   (10,274,941)         28,463,039
       Foreign currency                                                    6,474             318,228
                                                                    ------------        ------------
   Net increase in net assets resulting from operations               17,560,843          38,339,049
                                                                    ------------        ------------
DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                        (22,129,988)         (7,478,055)
   FROM NET REALIZED GAINS                                            (2,103,333)         (2,187,334)
                                                                    ------------        ------------
   TOTAL DISTRIBUTIONS                                               (24,233,321)         (9,665,389)
                                                                    ------------        ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                         479,754,476         811,551,274
   Redemption fees                                                        22,000                  --
   Shares issued to holders in reinvestment of dividends              22,145,621           9,017,796
   Cost of shares redeemed                                          (512,591,195)       (495,329,899)
                                                                    ------------        ------------
   Net increase (decrease) in net assets resulting
     from capital share transactions                                 (10,669,098)        325,239,171
                                                                    ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (17,341,576)        353,912,831
NET ASSETS:
   Beginning of period                                               480,104,050         126,191,219
                                                                    ------------        ------------
   End of period (including undistributed net investment
     income of $637,889 and $275,043, respectively)                 $462,762,474        $480,104,050
                                                                    ------------        ------------
                                                                    ------------        ------------

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share outstanding throughout each period.

                                                                                   NO LOAD SHARES
                                                       ---------------------------------------------------------------------
                                                          YEAR           YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                       SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                          2004           2003           2002           2001           2000
                                                          ----           ----           ----           ----           ----
Per Share Data:

   Net asset value, beginning of period                   $6.84          $8.31          $6.31          $3.93          $4.51
                                                          -----          -----          -----          -----          -----

Income from investment operations:
   Net investment income (loss)(1)<F11>(2)<F12>           (0.02)         (0.05)          0.06           0.17           0.18
   Net realized and unrealized
     gains (losses) on investments                        (0.78)         (0.96)          2.08           2.44          (0.62)
                                                          -----          -----          -----          -----          -----
   Total from investment operations                       (0.80)         (1.01)          2.14           2.61          (0.44)
                                                          -----          -----          -----          -----          -----

Redemption fees                                           (0.00)(5)<F15>    --             --             --             --
                                                          -----          -----          -----          -----          -----

Less Distributions:
   Dividends from net investment income                   (0.33)         (0.22)         (0.14)         (0.23)         (0.14)
   Distributions from net realized gains                   0.00          (0.24)            --             --             --
                                                          -----          -----          -----          -----          -----
Total distributions                                       (0.33)         (0.46)         (0.14)         (0.23)         (0.14)
                                                          -----          -----          -----          -----          -----
Net asset value, end of period                            $5.71          $6.84          $8.31          $6.31          $3.93
                                                          -----          -----          -----          -----          -----
                                                          -----          -----          -----          -----          -----

Total return                                             (12.03)%       (12.58)%        35.47%         68.78%         (9.55)%

Supplemental data and ratios:
   Net assets, end of period (000's)                   $429,469       $541,452       $521,030       $183,797       $153,336

   Ratio of net operating expenses
     to average net assets                                 1.83%(3)<F13>  1.83%(3)<F13>  1.84%(3)<F13>  1.97%          1.83%(3)<F13>

   Ratio of dividends on short positions
     to average net assets                                 0.44%          0.44%          0.40%          0.33%          0.28%

   Ratio of total expenses
     to average net assets                                 2.27%(3)<F13>  2.27%(3)<F13>  2.24%(3)<F13>  2.30%          2.11%(3)<F13>

   Ratio of net investment income (loss)
     to average net assets                                (0.38)%        (0.71)%         0.93%          3.68%          4.48%

   Portfolio turnover rate(4)<F14>                       137.75%        178.38%        266.15%        386.40%        417.53%

(1)<F11> Net investment income (loss) per share before dividends on short positions for the periods ended September 30, 2004, September 30, 2003, September 30, 2002, September 30, 2001 and September 30, 2000 was $0.00, $(0.02), $0.08, $0.19 and $0.19, respectively.
(2)<F12> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)<F13> The net operating expense ratio includes expense reductions for soft dollar credits. These expense reductions for the periods ended September 30, 2004, September 30, 2003, September 30, 2002 and September 30, 2000 were 0.01%, 0.03%, 0.05% and 0.10%, respectively.
(4)<F14> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5)<F15>  Redemption fees per share equal less than $0.005.

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share outstanding throughout each period.

                                                                                   CLASS C SHARES
                                                       ---------------------------------------------------------------------
                                                          YEAR           YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                       SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                          2004           2003           2002           2001           2000
                                                          ----           ----           ----           ----           ----
Per Share Data:

   Net asset value, beginning of period                   $6.68          $8.14          $6.23          $3.88          $4.49
                                                          -----          -----          -----          -----          -----
Income from investment operations:
   Net investment income (loss)(1)<F16>(2)<F17>           (0.07)         (0.10)          0.01           0.14           0.15
   Net realized and unrealized
     gains (losses) on investments                        (0.75)         (0.94)          2.03           2.40          (0.62)
                                                          -----          -----          -----          -----          -----
Total from investment operations                          (0.82)         (1.04)          2.04           2.54          (0.47)
                                                          -----          -----          -----          -----          -----
Redemption fees                                           (0.00)(5)<F20>    --             --             --             --
                                                          -----          -----          -----          -----          -----
Less Distributions:
   Dividends from net investment income                   (0.30)         (0.18)         (0.13)         (0.19)         (0.14)
   Distribution from net realized gains                      --          (0.24)            --             --             --
                                                          -----          -----          -----          -----          -----
   Total distributions                                    (0.30)         (0.42)         (0.13)         (0.19)         (0.14)
                                                          -----          -----          -----          -----          -----
Net asset value, end of period                            $5.56          $6.68          $8.14          $6.23          $3.88
                                                          -----          -----          -----          -----          -----
                                                          -----          -----          -----          -----          -----
Total return                                             (12.72)%       (13.21)%        34.18%         67.41%        (10.33)%

Supplemental data and ratios:
   Net assets, end of period (000's)                    $15,971        $13,059         $7,842         $1,409           $868

   Ratio of net operating expenses
     to average net assets                                 2.58%(3)<F18>  2.58%(3)<F18>  2.59%(3)<F18>  2.72%          2.58%(3)<F18>
   Ratio of dividends on short positions
     to average net assets                                 0.44%          0.44%          0.40%          0.33%          0.28%
   Ratio of total expenses
     to average net assets                                 3.02%(3)<F18>  3.02%(3)<F18>  2.99%(3)<F18>  3.05%          2.86%(3)<F18>
   Ratio of net investment income (loss)
     to average net assets                                (1.13)%        (1.46)%         0.18%          2.93%          3.73%

   Portfolio turnover rate(4)<F19>                       137.75%        178.38%        266.15%        386.40%        417.53%

(1)<F16> Net investment income (loss) per share before dividends on short positions for the periods ended September 30, 2004, September 30, 2003, September 30, 2002, September 30, 2001 and September 30, 2000 was $(0.04), $(0.07), $0.04, $0.16 and $0.15, respectively.
(2)<F17> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)<F18> The net operating expense ratio includes expense reductions for soft dollar credits. These expense reductions for the periods ended September 30, 2004, September 30, 2003, September 30, 2002 and September 30, 2000 were 0.01%, 0.03%, 0.05% and 0.10%, respectively.
(4)<F19> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5)<F20>  Redemption fees per share equal less than $0.005.

                     See notes to the financial statements.

PRUDENT GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share outstanding throughout each period.

                                                     YEAR           YEAR           YEAR           YEAR      FEB. 2, 2000(1)<F21>
                                                     ENDED          ENDED          ENDED          ENDED           THROUGH
                                                   SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,        SEPT. 30,
                                                     2004           2003           2002           2001(10)<F30>     2000
                                                     ----           ----           ----           ----              ----
Per Share Data:
Net asset value, beginning of period                $12.49         $11.15         $ 9.31         $ 9.19            $10.00
                                                    ------         ------         ------         ------            ------
Income from investment operations:
   Net investment income                              0.16(3)<F23>   0.11(2)<F22>   0.14(2)<F22>   0.20(3)<F23>      0.24(3)<F23>
   Net realized and unrealized
     gains (losses) on investments                    0.35           1.65           1.94           0.03             (0.90)
                                                    ------         ------         ------         ------            ------
   Total from investment operations                   0.51           1.76           2.08           0.23             (0.66)
                                                    ------         ------         ------         ------            ------
Redemption fees                                      (0.00)(9)<F29>    --             --             --                --
                                                    ------         ------         ------         ------            ------
Less distributions:
   Dividends from net investment income              (0.55)         (0.28)         (0.23)         (0.11)            (0.15)
   Distributions from net realized gains             (0.04)         (0.14)         (0.01)            --                --
                                                    ------         ------         ------         ------            ------
   Total distributions                               (0.59)         (0.42)         (0.24)         (0.11)            (0.15)
                                                    ------         ------         ------         ------            ------
Net asset value, end of period                      $12.41         $12.49         $11.15         $ 9.31            $ 9.19
                                                    ------         ------         ------         ------            ------
                                                    ------         ------         ------         ------            ------
Total return                                          4.15%         16.03%         22.54%          2.54%            (6.60)%(4)<F24>
Supplemental data and ratios:
   Net assets, end of period (000's)              $462,762       $480,104       $126,191        $24,333            $1,422
Ratio of net operating expenses
     to average net assets                            1.31%(8)       1.34%          1.50%(6)(7)    1.50%(6)          1.80%(5)(6)
                                                          <F28>                        <F26><F27>      <F26>            <F25><F26>
Ratio of net investment income
     to average net assets                            1.24%          0.69%          1.34%          2.26%             3.77%(5)<F25>
Portfolio turnover rate                              98.09%        117.35%         81.58%        133.50%           180.29%

 (1)<F21>  Commencement of operations.
 (2)<F22> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 (3)<F23> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
 (4)<F24>  Not annualized.
 (5)<F25>  Annualized.
 (6)<F26> Without expense reimbursements of $30,867, $242,599 and $116,925 for the periods ended September 30, 2002, September 30, 2001, and September 30, 2000, the ratio of operating expenses to average net assets would have been 1.55%, 3.71%, and 25.91%, respectively. See
           Note 9 of the footnotes for additional information.
 (7)<F27> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the period ended September 30, 2002 was 1.50%.
 (8)<F28> Without expense recovery by Advisor of $181,187 for the period ended September 30, 2004, the ratio of operating expenses to average net assets would have been 1.27%.
 (9)<F29>  Redemption fees per share equal less than $0.005.
(10)<F30>  As restated - See Note 9 of the footnotes for additional information.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2004

  SHARES                                                                                                                 VALUE
  ------                                                                                                                 -----
               COMMON STOCKS -- 22.1%*<F31>

               BASIC MATERIALS -- 18.4%*<F31>
    890,000    Abacus Mining & Exploration Corporation
                 (Acquired 3/30/2004, Cost $304,656)**<F32>(2)<F35>(3)<F36>(4)<F37>r<F33>                             $    209,217
    548,400    Altius Minerals Corporation**<F32>(3)<F36>(6)<F39>                                                        1,646,652
  1,157,000    Altius Minerals Corporation
                 (Acquired 7/14/2003, Cost $1,373,911)**<F32>(2)<F35>(3)<F36>(4)<F37>(6)<F39>r<F33>                      2,952,953
     58,000    AngloGold Ashanti Limited - ADR(3)<F36>(5)<F38>                                                           2,256,200
    917,100    Aquiline Resources, Inc.**<F32>(3)<F36>(6)<F39>                                                             702,925
    769,231    Aquiline Resources, Inc.
                 (Acquired 9/03/2003, Cost $354,886)**<F32>(2)<F35>(3)<F36>(4)<F37>(6)<F39>r<F33>                          501,150
  3,000,800    Bolivar Gold Corp.**<F32>(3)<F36>                                                                         4,054,655
  1,344,700    Candente Resource Corp.**<F32>(3)<F36>(6)<F39>                                                              584,398
    505,000    Candente Resource Corp.
                 (Acquired 2/10/2003 & 4/21/2004, Cost $69,656)**<F32>(2)<F35>(3)<F36>(4)<F37>(6)<F39>r<F33>               208,496
    382,850    Candente Resource Corp.
                 (Acquired 8/05/2003 & 4/21/2004, Cost $124,116)**<F32>(2)<F35>(3)<F36>(4)<F37>(6)<F39>r<F33>              141,427
  1,117,700    Capstone Gold Corp.**<F32>(3)<F36>(6)<F39>                                                                  706,539
  1,533,333    Capstone Gold Corp.
                 (Acquired 1/26/2004, Cost $877,085)**<F32>(2)<F35>(3)<F36>(4)<F37>(6)<F39>r<F33>                          823,884
  1,105,600    Cardero Resource Corp.**<F32>(3)<F36>(6)<F39>                                                             3,276,046
  2,250,000    Cardero Resource Corp.
                 (Acquired 12/27/2002 & 12/15/2003, Cost $2,172,165)**<F32>(2)<F35>(3)<F36>(4)<F37>(6)<F39>r<F33>        5,667,002
    339,000    Committee Bay Resources Ltd.**<F32>(3)<F36>                                                                 375,015
    460,000    Continuum Resources Ltd.**<F32>(3)<F36>                                                                     119,948
    445,000    Crystallex International Corporation**<F32>(3)<F36>                                                       1,499,650
  1,252,500    Cusac Gold Mines Limited**<F32>(3)<F36>                                                                     237,525
    608,500    Desert Sun Mining Corp.**<F32>(3)<F36>                                                                      673,146
         33    Exploration Capital Partners, LP (Acquired 10/14/1998, Cost $660,000)**<F32>(4)<F37>r<F33>                3,247,300
          5    Exploration Capital Partners, LP (Acquired 12/20/2000, Cost $100,007)**<F32>(4)<F37>r<F33>                  582,348
    550,000    First Majestic Resource Corp.
                 (Acquired 5/07/2004, Cost $607,338)**<F32>(2)<F35>(3)<F36>(4)<F37>r<F33>                                  572,577
    336,600    Fortune Minerals Limited **<F32>(3)<F36>                                                                    758,018
    857,143    Franklin Lake Resources Inc.
                 (Acquired 11/04/2002, Cost $291,429)**<F32>(2)<F35>(4)<F37>(6)<F39>r<F33>                                 276,857
    200,000    Fronteer Development Group Inc.**<F32>(3)<F36>                                                              205,444
    909,091    Fronteer Development Group Inc.
                 (Acquired 3/30/2004, Cost $762,155)**<F32>(2)<F35>(3)<F36>(4)<F37>r<F33>                                  793,762
  1,000,000    Gateway Gold Corp. (Acquired 9/05/2003, Cost $720,800)**<F32>(2)<F35>(3)<F36>(4)<F37>(6)<F39>r<F33>       1,477,618
    300,000    Gateway Gold Corp. (Acquired 3/04/2004, Cost $618,568)**<F32>(2)<F35>(3)<F36>(4)<F37>(6)<F39>r<F33>         443,286
    649,900    Geologix Explorations Inc.**<F32>(3)<F36>                                                                   354,337
  2,950,000    GMA Resources plc**<F32>(3)<F36>(5)<F38>                                                                  1,014,252
  1,155,000    Gold Canyon Resources, Inc.
                 (Acquired 8/26/2004, Cost $484,003)**<F32>(2)<F35>(3)<F36>(4)<F37>r<F33>                                  504,237
     49,386    Golden Arrow Resources Corporation**<F32>(3)<F36>                                                            30,438
  1,298,265    Golden Cycle Gold Corporation**<F32>(4)<F37>(6)<F39>                                                      2,726,357
  1,104,000    Golden Phoenix Minerals, Inc.**<F32>                                                                        309,120
  1,600,000    Golden Phoenix Minerals, Inc. (Acquired 3/19/2003, Cost $176,000)**<F32>(2)<F35>(4)<F37>r<F33>              367,200
    250,000    Golden Star Resources Ltd.
                 (Acquired 11/16/2003, Cost $177,500)**<F32>(2)<F35>(3)<F36>(4)<F37>r<F33>                               1,119,875
    250,000    Golden Star Resources Ltd.
                 (Acquired 11/16/2003, Cost $377,500)**<F32>(2)<F35>(3)<F36>(4)<F37>r<F33>                               1,119,875
    765,000    Great Basin Gold Ltd.**<F32>(3)<F36>(5)<F38>                                                              1,246,950
    941,000    Guinor Gold Corporation**<F32>(3)<F36>                                                                      795,599
    492,960    IMA Exploration Inc. (Acquired 9/29/2004, Cost $233,417)**<F32>(2)<F35>(3)<F36>(4)<F37>r<F33>             1,095,921
  1,300,000    International KRL Resources Corp.
                 (Acquired 10/08/2002, Cost $116,490)**<F32>(2)<F35>(3)<F36>(4)<F37>(6)<F39>r<F33>                         122,239
    527,000    Intrepid Minerals Corporation**<F32>(3)<F36>                                                                308,151
  7,355,000    Jubilee Platinum plc **<F32>(3)<F36>(6)<F39>                                                              2,861,484
    921,200    Kirkland Lake Gold, Inc.**<F32>(3)<F36>                                                                   4,112,662
    192,308    Kirkland Lake Gold, Inc. (Acquired 8/08/2003, Cost $358,408)**<F32>(2)<F35>(3)<F36>(4)<F37>r<F33>           729,769
     75,000    Kirkland Lake Gold, Inc. (Acquired 12/13/2003, Cost $90,123)**<F32>(2)<F35>(3)<F36>(4)<F37>r<F33>           284,609
  2,000,000    Mag Silver Corporation
                 (Acquired 4/15/2003, Cost $677,191)**<F32>(2)<F35>(3)<F36>(4)<F37>(6)<F39>r<F33>                        1,544,783
  2,142,857    Manhattan Minerals Corporation**<F32>(3)<F36>                                                               270,916
    600,000    Maximus Ventures Ltd. (Acquired 3/04/2003, Cost $153,088)**<F32>(2)<F35>(3)<F36>(4)<F37>r<F33>               96,717
     52,574    MCM Custom Milling Corporation
                 (Acquired 12/1997 - 4/1998, Cost $0)(4)<F37>r<F33>                                                             53
  1,900,000    Metallica Resources, Inc. (Acquired 3/11/2003, Cost $1,908,205)**<F32>(2)<F35>(3)<F36>(4)<F37>r<F33>      2,194,935
      2,300    Metalline Mining Co. Inc.**<F32>(4)<F37>                                                                      7,383
    550,000    Nevsun Resources Ltd.**<F32>(3)<F36>(5)<F38>                                                              1,025,641
    501,700    Northern Lion Gold Corp. **<F32>(3)<F36>(6)<F39>                                                            436,071
  2,400,000    Northern Lion Gold Corp.
                 (Acquired 4/28/2003 & 5/03/2004, Cost $546,512)**<F32>(2)<F35>(3)<F36>(4)<F37>(6)<F39>r<F33>            1,773,142
    299,050    Northern Orion Resources Inc.**<F32>(3)<F36>                                                                756,161
    727,000    Odyssey Resources Limited **<F32>(3)<F36>(6)<F39>                                                            68,934
  2,750,000    Odyssey Resources Limited
                 (Acquired 12/24/2003, Cost $613,265)**<F32>(2)<F35>(3)<F36>(4)<F37>(6)<F39>r<F33>                         221,643
    864,699    Orezone Resources Inc. **<F32>(3)<F36>                                                                      963,396
  1,350,000    Osisko Exploration Ltd.**<F32>(3)<F36>                                                                      221,346
  1,809,523    Palladon Ventures Ltd.
                 (Acquired 2/27/2004, Cost $958,383)**<F32>(2)<F35>(3)<F36>(4)<F37>(6)<F39>r<F33>                          467,984
  3,235,000    Pershing Resources Corporation Inc.**<F32>(4)<F37>(6)<F39>                                                  194,100
  2,942,000    Riddarhyttan Resources AB**<F32>(3)<F36>                                                                  2,646,919
  2,000,000    Rimfire Minerals Corporation
                 (Acquired 4/15/2002 & 4/13/2004, Cost $595,665)**<F32>(2)<F35>(3)<F36>(4)<F37>(6)<F39>r<F33>            1,101,497
    625,000    Ross River Minerals Inc.**<F32>(3)<F36>                                                                     222,235
    625,000    Ross River Minerals Inc. (Acquired 11/29/2003, Cost $223,769)**<F32>(2)<F35>(3)<F36>(4)<F37>r<F33>          188,900
  1,462,000    Sabina Resources Limited **<F32>(3)<F36>(6)<F39>                                                          1,675,082
    750,000    Sabina Resources Limited
                 (Acquired 11/05/2003 , Cost $283,050)**<F32>(2)<F35>(3)<F36>(4)<F37>(6)<F39>r<F33>                        730,414
  1,096,400    SAMEX Mining Corp.**<F32>(3)<F36>                                                                         1,013,621
    414,000    Shore Gold Inc. (Acquired 9/28/2004, Cost $699,205)**<F32>(2)<F35>(3)<F36>(4)<F37>r<F33>                    750,764
  1,000,000    Southern Cross Resources Inc.**<F32>(3)<F36>                                                              1,066,730
    706,100    Sunridge Gold Corp.**<F32>(3)<F36>(6)<F39>                                                                  418,454
    666,667    Sunridge Gold Corp. (Acquired 9/12/2003, Cost $476,076)**<F32>(2)<F35>(3)<F36>(4)<F37>(6)<F39>r<F33>        335,823
  1,111,111    Tournigan Gold Corporation (Acquired 5/11/2004, Cost $357,594)**<F32>(2)<F35>(3)<F36>(4)<F37>r<F33>         313,434
  1,825,000    Trade Winds Ventures Inc.
                 (Acquired 6/29/2004, Cost $1,001,743)**<F32>(2)<F35>(3)<F36>(4)<F37>(6)<F39>r<F33>                      1,532,190
  1,600,000    Vedron Gold Inc. (Acquired 2/23/2004, Cost $602,883)**<F32>(2)<F35>(3)<F36>(4)<F37>r<F33>                   247,165
    335,900    Viceroy Exploration Ltd.**<F32>(3)<F36>                                                                     467,136
    250,000    Wheaton River Minerals Ltd.**<F32>(3)<F36>                                                                  784,244
    775,300    Wolfden Resources Inc.**<F32>(3)<F36>                                                                     3,154,988
    466,667    Yamana Gold Inc. (Acquired 7/31/2003, Cost $402,800)**<F32>(2)<F35>(3)<F36>(4)<F37>r<F33>                 1,018,662
                                                                                                                      ------------
                                                                                                                        82,008,576
                                                                                                                      ------------

               CHEMICALS -- 0.0%*<F31>
     89,250    Pioneer Companies, Inc.**<F32>                                                                                    9
                                                                                                                      ------------

               HEALTH CARE -- 1.7%*<F31>
  1,250,000    ADVENTRX Pharmaceuticals Inc.
                 (Acquired 2/07/2003, Cost $496,250)**<F32>(2)<F35>(4)<F37>r<F33>                                        1,253,750
    245,169    Avigen, Inc.**<F32>                                                                                         914,480
    635,367    Cardima, Inc. (Acquired 8/05/2002, Cost $455,558)**<F32>(2)<F35>(4)<F37>r<F33>                              243,028
    200,000    Genitope Corporation**<F32>                                                                               1,984,000
    290,780    InSite Vision Incorporated**<F32>                                                                           165,745
    143,712    InSite Vision Incorporated (Acquired 4/28/2000, Cost $599,947)**<F32>(2)<F35>(4)<F37>r<F33>                  77,820
    374,241    IRIDEX Corporation**<F32>(6)<F39>                                                                         2,365,203
    250,000    Pro-Pharmaceuticals, Inc.**<F32>                                                                            527,500
                                                                                                                      ------------
                                                                                                                         7,531,526
                                                                                                                      ------------

               MACHINERY -- 0.9%*<F31>
    359,600    Lancer Corporation**<F32>                                                                                 4,045,500
                                                                                                                      ------------

               OIL AND GAS -- 0.0%*<F31>
          1    Viking Energy Royalty Trust(3)<F36>                                                                               5
                                                                                                                      ------------

               PIPING SYSTEMS -- 0.2%*<F31>
     80,000    The Shaw Group Inc.**<F32>(1)<F34>(5)<F38>                                                                  960,000
                                                                                                                      ------------

               POLLUTION CONTROL -- 0.7%*<F31>
  2,686,500    KleenAir Systems, Inc.**<F32>(4)<F37>(6)<F39>                                                               429,840
    454,545    KleenAir Systems, Inc. (Acquired 10/09/2002, Cost $250,000)**<F32>(2)<F35>(4)<F37>(6)<F39>r<F33>             56,045
    866,300    Sonic Environmental Solutions Inc. **<F32>(3)<F36>(6)<F39>                                                1,711,311
    450,000    Sonic Environmental Solutions Inc.
                 (Acquired 10/31/2003, Cost $617,220)**<F32>(2)<F35>(3)<F36>(4)<F37>(6)<F39>r<F33>                         755,600
                                                                                                                      ------------
                                                                                                                         2,952,796
                                                                                                                      ------------

               RECYCLING -- 0.0%*<F31>
  2,364,962    Itronics Inc.**<F32>                                                                                        189,197
                                                                                                                      ------------

               RESTAURANTS -- 0.0%*<F31>
          6    Restaurant Brands New Zealand Limited (3)<F36>                                                                    5
                                                                                                                      ------------

               TECHNOLOGY -- 0.2%*<F31>
 12,604,200    Aura Systems, Inc.**<F32>(4)<F37>                                                                           869,690
                                                                                                                      ------------

               TEXTILE -- 0.0%*<F31>
    310,500    Cone Mills Corporation**<F32>                                                                                   311
                                                                                                                      ------------
               TOTAL COMMON STOCKS (Cost $78,010,578)                                                                   98,557,615
                                                                                                                      ------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
               CALL OPTIONS PURCHASED -- 0.1%*<F31>
               Imperial Oil Ltd.:
        600      Expiration February 2005, Exercise Price $50.00                                                           210,000
                                                                                                                      ------------
               TOTAL CALL OPTIONS (Cost $125,215)                                                                          210,000
                                                                                                                      ------------

               PUT OPTIONS PURCHASED -- 1.5%*<F31>
               Abercrombie & Fitch Co. - Class A:
        400      Expiration November 2004, Exercise Price $32.50                                                            89,000
               Advanced Micro Devices, Inc.:
        600      Expiration January 2005, Exercise Price $11.00                                                             31,500
        600      Expiration January 2005, Exercise Price $12.50                                                             63,000
               AGCO Corporation:
        500      Expiration November 2004, Exercise Price $20.00                                                            11,250
        250      Expiration February 2005, Exercise Price $20.00                                                            18,750
               Airgas, Inc.:
        500      Expiration April 2005, Exercise Price $22.50                                                               63,750
               Ambac Financial Group, Inc.:
        300      Expiration November 2004, Exercise Price $70.00                                                             6,750
        200      Expiration January 2005, Exercise Price $65.00                                                              7,500
               American International Group, Inc.:
        200      Expiration January 2005, Exercise Price $65.00                                                             35,500
               Analog Devices, Inc.:
        500      Expiration December 2004, Exercise Price $35.00                                                            66,250
        400      Expiration January 2005, Exercise Price $35.00                                                             71,000
               Apple Computer, Inc.:
        500      Expiration October 2004, Exercise Price $27.50                                                              2,500
        600      Expiration October 2004, Exercise Price $30.00                                                              4,500
        200      Expiration October 2004, Exercise Price $32.50                                                              3,500
               ASML Holding N.V. - NYS:
        600      Expiration January 2005, Exercise Price $12.50                                                             66,000
               Autoliv, Inc.:
        100      Expiration October 2004, Exercise Price $40.00                                                              4,500
        100      Expiration October 2004, Exercise Price $45.00                                                             47,000
               Ball Corporation:
        300      Expiration November 2004, Exercise Price $32.50                                                             3,750
        300      Expiration January 2005, Exercise Price $35.00                                                             27,750
               Bank of America Corporation:
      1,400      Expiration November 2004, Exercise Price $40.00                                                            35,000
        400      Expiration January 2005, Exercise Price $37.50                                                             11,000
               The Bank of New York Company, Inc.:
        200      Expiration October 2004, Exercise Price $27.50                                                              2,000
               Bausch & Lomb Incorporated:
        150      Expiration October 2004, Exercise Price $60.00                                                              1,875
               Best Buy Co., Inc.:
        150      Expiration December 2004, Exercise Price $47.50                                                            12,750
               The Black & Decker Corporation.:
        200      Expiration November 2004, Exercise Price $55.00                                                             5,000
        200      Expiration November 2004, Exercise Price $65.00                                                             5,500
               BorgWarner, Inc.:
         20      Expiration January 2005, Exercise Price $47.50                                                             10,000
               Brunswick Corporation:
        150      Expiration December 2004, Exercise Price $40.00                                                             6,750
               Business Objects S.A. - ADR:
        400      Expiration October 2004, Exercise Price $20.00                                                             10,000
               Capital One Financial Corporation:
        100      Expiration December 2004, Exercise Price $60.00                                                             4,500
               CenturyTel, Inc.:
        250      Expiration October 2004, Exercise Price $30.00                                                              3,125
               Circuit City Stores, Inc.:
        200      Expiration October 2004, Exercise Price $12.50                                                                500
        200      Expiration January 2005, Exercise Price $12.50                                                              5,500
               Cisco Systems, Inc.:
        350      Expiration January 2005, Exercise Price $20.00                                                             86,625
               Citigroup Inc.:
        600      Expiration December 2004, Exercise Price $42.50                                                            58,500
        200      Expiration December 2004, Exercise Price $45.00                                                            42,000
        200      Expiration January 2005, Exercise Price $47.50                                                             82,000
               Citrix Systems, Inc.:
        600      Expiration December 2004, Exercise Price $17.50                                                            78,000
               The Clorox Company:
        600      Expiration January 2005, Exercise Price $50.00                                                             64,500
               Commonwealth Telephone Enterprises, Inc.:
        400      Expiration January 2005, Exercise Price $40.00                                                             31,000
               ConAgra Foods, Inc.:
        200      Expiration December 2004, Exercise Price $27.50                                                            42,500
               Corning Incorporated:
        600      Expiration January 2005, Exercise Price $10.00                                                             34,500
               Countrywide Financial Corporation:
        400      Expiration October 2004, Exercise Price $32.50                                                              1,000
        500      Expiration January 2005, Exercise Price $37.50                                                             86,250
               Dell Inc.:
        700      Expiration November 2004, Exercise Price $32.50                                                            19,250
               Eastman Kodak Company:
        250      Expiration January 2005, Exercise Price $30.00                                                             29,375
               EchoStar Communications Corporation - Class A:
        500      Expiration December 2004, Exercise Price $30.00                                                            66,250
               Eli Lilly and Company:
        100      Expiration October 2004, Exercise Price $70.00                                                             99,500
               Fannie Mae:
        600      Expiration December 2004, Exercise Price $65.00                                                           276,000
        400      Expiration January 2005, Exercise Price $65.00                                                            208,000
               Fortune Brands, Inc.:
        100      Expiration December 2004, Exercise Price $75.00                                                            30,250
               Freddie Mac:
        200      Expiration October 2004, Exercise Price $55.00                                                              1,000
        400      Expiration January 2005, Exercise Price $60.00                                                             65,000
        200      Expiration January 2005, Exercise Price $65.00                                                             66,000
               Garmin Ltd.:
        231      Expiration October 2004, Exercise Price $35.00                                                              2,888
               General Electric Company:
        500      Expiration December 2004, Exercise Price $32.50                                                            30,000
               Georgia-Pacific Corp:
        200      Expiration October 2004, Exercise Price $35.00                                                              8,500
               The Goldman Sachs Group, Inc.:
        200      Expiration October 2004, Exercise Price $85.00                                                              2,000
        100      Expiration October 2004, Exercise Price $90.00                                                              4,500
        200      Expiration January 2005, Exercise Price $90.00                                                             56,000
               Guitar Center, Inc.:
        150      Expiration November 2004, Exercise Price $40.00                                                            13,875
               Harris Corporation:
        600      Expiration February 2005, Exercise Price $50.00                                                            99,000
               Huntington Bancshares Incorporated:
        100      Expiration October 2004, Exercise Price $25.00                                                              4,750
               Intel Corporation:
        600      Expiration October 2004, Exercise Price $22.50                                                            153,000
        600      Expiration January 2005, Exercise Price $20.00                                                             88,500
               International Business Machines Corporation:
        400      Expiration January 2005, Exercise Price $80.00                                                             52,000
               International Speedway Corporation - Class A:
        150      Expiration December 2004, Exercise Price $50.00                                                            40,500
               Investors Financial Services Corp.:
        100      Expiration October 2004, Exercise Price $40.00                                                              4,250
               Iron Mountain Incorporated:
        225      Expiration October 2004, Exercise Price $30.00                                                              2,813
               JPMorgan Chase & Co.:
        400      Expiration December 2004, Exercise Price $35.00                                                            15,000
        700      Expiration December 2004, Exercise Price $37.50                                                            54,250
        300      Expiration January 2005, Exercise Price $40.00                                                             63,000
               Juniper Networks, Inc.:
        500      Expiration January 2005, Exercise Price $22.50                                                             98,750
               Kellogg Company:
        700      Expiration December 2004, Exercise Price $40.00                                                            29,750
               KLA-Tencor Corporation:
        900      Expiration December 2004, Exercise Price $37.50                                                           126,000
        600      Expiration March 2005, Exercise Price $40.00                                                              216,000
               Kohl's Corporation:
        200      Expiration October 2004, Exercise Price $45.00                                                              4,500
        200      Expiration October 2004, Exercise Price $50.00                                                             45,500
               Lamar Advertising Company - Class A:
        150      Expiration October 2004, Exercise Price $40.00                                                              4,875
        150      Expiration January 2005, Exercise Price $40.00                                                             24,000
               Lehman Brothers Holdings Inc.:
        400      Expiration October 2004, Exercise Price $65.00                                                              2,000
        200      Expiration October 2004, Exercise Price $70.00                                                              1,000
        200      Expiration January 2005, Exercise Price $75.00                                                             48,500
               Longs Drug Stores Corporation:
        600      Expiration March 2005, Exercise Price $22.50                                                               70,500
               M-Systems Flash Disk Pioneers Ltd.:
      1,000      Expiration January 2005, Exercise Price $12.50                                                             47,500
               Marvell Technology Group Ltd.:
        600      Expiration November 2004, Exercise Price $22.50                                                            48,000
               Maxim Integrated Products, Inc.:
        300      Expiration January 2005, Exercise Price $40.00                                                             72,000
               MBIA Inc.:
        200      Expiration November 2004, Exercise Price $55.00                                                            15,000
               MBNA Corporation:
        300      Expiration January 2005, Exercise Price $25.00                                                             36,750
               Medtronic, Inc.:
        150      Expiration November 2004, Exercise Price $50.00                                                            12,375
               Merrill Lynch & Co., Inc:
        300      Expiration October 2004, Exercise Price $50.00                                                             33,000
               MGIC Investment Corporation:
        200      Expiration December 2004, Exercise Price $60.00                                                            24,500
        200      Expiration December 2004, Exercise Price $65.00                                                            53,000
               Moody's Corporation:
        400      Expiration January 2005, Exercise Price $65.00                                                             24,000
               Morgan Stanley:
        300      Expiration October 2004, Exercise Price $50.00                                                             44,250
               The Morgan Stanley Technology Index:
        150      Expiration December 2004, Exercise Price $390.00                                                           79,500
        350      Expiration December 2004, Exercise Price $400.00                                                          236,250
               Motorola, Inc.:
        500      Expiration October 2004, Exercise Price $15.00                                                              1,250
        600      Expiration October 2004, Exercise Price $17.00                                                              9,000
        600      Expiration January 2005, Exercise Price $16.00                                                             39,000
               Nasdaq - 100 Index Tracking Stock:
        600      Expiration December 2004, Exercise Price $35.00                                                            78,000
      2,500      Expiration January 2005, Exercise Price $36.00                                                            518,750
               Network Appliance, Inc.:
        400      Expiration December 2004, Exercise Price $15.00                                                             4,000
               Newmont Mining Corporation:
      1,000      Expiration December 2004, Exercise Price $40.00                                                            65,000
               Nordstrom, Inc.:
        300      Expiration October 2004, Exercise Price $35.00                                                              4,500
        200      Expiration October 2004, Exercise Price $40.00                                                             55,000
               Patterson Companies Inc:
        100      Expiration October 2004, Exercise Price $70.00                                                              1,250
               PETsMART, Inc.:
        250      Expiration October 2004, Exercise Price $30.00                                                             44,375
               Pixar:
        300      Expiration October 2004, Exercise Price $60.00                                                                750
               Plantronics, Inc.:
        100      Expiration November 2004, Exercise Price $35.00                                                             1,750
               The PMI Group, Inc.:
        200      Expiration January 2005, Exercise Price $35.00                                                             12,000
               Polaris Industries Inc.:
        150      Expiration December 2004, Exercise Price $45.00                                                             4,125
               QUALCOMM Inc:
      1,200      Expiration October 2004, Exercise Price $32.50                                                              3,000
        600      Expiration January 2005, Exercise Price $32.50                                                             46,500
               Radian Group Inc.:
        200      Expiration January 2005, Exercise Price $40.00                                                             14,000
               Ryder System, Inc.:
        200      Expiration November 2004, Exercise Price $35.00                                                             1,500
               The Ryland Group, Inc.:
        300      Expiration October 2004, Exercise Price $85.00                                                              9,000
               SanDisk Corporation:
        500      Expiration January 2005, Exercise Price $20.00                                                             20,000
               SAP AG - ADR:
        500      Expiration January 2005, Exercise Price $35.00                                                             58,750
               Standard and Poor's 500 Index:
        250      Expiration November 2004, Exercise Price $1,100.00                                                        370,000
        400      Expiration December 2004, Exercise Price $1,050.00                                                        388,000
               Starbucks Corporation:
        200      Expiration October 2004, Exercise Price $37.50                                                              2,500
               Stericycle, Inc.:
        150      Expiration November 2004, Exercise Price $45.00                                                            18,375
        150      Expiration November 2004, Exercise Price $50.00                                                            66,000
               SUPERVALU INC.:
        500      Expiration October 2004, Exercise Price $30.00                                                            131,250
        200      Expiration January 2005, Exercise Price $30.00                                                             64,000
               Telefonaktiebolaget LM Ericsson - ADR:
        700      Expiration January 2005, Exercise Price $25.00                                                             54,250
               Terex Corporation:
        150      Expiration October 2004, Exercise Price $35.00                                                              1,875
               Texas Instruments Incorporated:
        500      Expiration January 2005, Exercise Price $17.50                                                             25,000
               The Toro Company:
        100      Expiration December 2004, Exercise Price $65.00                                                            24,500
               Tyco International Ltd.:
      1,000      Expiration January 2006, Exercise Price $17.50                                                             30,000
               United Natural Foods, Inc.:
        100      Expiration November 2004, Exercise Price $25.00                                                             7,250
               Verizon Communications Inc.:
        400      Expiration January 2005, Exercise Price $40.00                                                             89,000
               VISX, Incorporated:
        400      Expiration December 2004, Exercise Price $20.00                                                            51,000
               Waste Connections, Inc.:
        300      Expiration October 2004, Exercise Price $26.63                                                              3,000
               Weight Watchers International, Inc.:
        350      Expiration October 2004, Exercise Price $40.00                                                             52,500
               Wells Fargo & Company:
        300      Expiration October 2004, Exercise Price $55.00                                                              1,500
        300      Expiration January 2005, Exercise Price $55.00                                                             18,750
               Whole Foods Market, Inc.:
        200      Expiration November 2004, Exercise Price $70.00                                                             5,000
               Williams-Sonoma, Inc.:
        250      Expiration October 2004, Exercise Price $35.00                                                              3,125
               Xerox Corporation:
        500      Expiration January 2005, Exercise Price $15.00                                                             68,750
               Yahoo! Inc.:
        500      Expiration October 2004, Exercise Price $27.50                                                              3,750
                                                                                                                      ------------
               TOTAL PUT OPTIONS (Cost $12,837,752)                                                                      6,767,951
                                                                                                                      ------------

     SHARES
     ------
               PREFERRED STOCK -- 0.6%*<F31>
    285,300    Aura Systems, Inc. (Acquired 3/31/2003 & 4/01/2003, Cost $2,425,000)**<F32>(4)<F37>r<F33>                 1,940,040
    127,000    Aura Systems, Inc. (Acquired 8/26/2004, Cost $520,625)**<F32>(4)<F37>r<F33>                                 539,750
    525,738    Maxam Gold Corporation (Acquired 12/1997 - 4/1998, Cost $0)**<F32>(4)<F37>r<F33>                                526
                                                                                                                      ------------
               TOTAL PREFERRED STOCK (Cost $2,945,625)                                                                   2,480,316
                                                                                                                      ------------

               WARRANTS -- 0.5%*<F31>
    445,000    Abacus Mining & Exploration Corporation                                                                       3,516
                 Expiration March 2005, Exercise Price $0.60 CN
                 (Acquired 3/30/2004, Cost $4,450)(4)<F37>r<F33>
    375,000    ADVENTRX Pharmaceuticals Inc.                                                                               151,125
                 Expiration February 2006, Exercise Price $0.60
                 (Acquired 2/07/2003, Cost $3,750)(4)<F37>r<F33>
    578,500    Altius Minerals Corporation                                                                                 562,250
                 Expiration July 2005, Exercise Price $2.00 CN
                 (Acquired 7/14/2003, Cost $5,785)(4)<F37>r<F33>
    384,615    Aquiline Resources, Inc.                                                                                      3,039
                 Expiration March 2005, Exercise Price $0.90 CN
                 (Acquired 9/03/2003, Cost $3,846)(4)<F37>r<F33>
  7,937,500    Aura Systems, Inc.                                                                                          300,038
                 Expiration August 2011, Exercise Price $0.02
                 (Acquired 8/19/2004, Cost $79,375)(4)<F37>r<F33>
      1,785    Avigen, Inc.                                                                                                      2
                 Expiration November 2004, Exercise Price $28.00
                 (Acquired 11/11/1999, Cost $223)(4)<F37>r<F33>
    766,666    Capstone Gold Corp.                                                                                           6,058
                 Expiration January 2006, Exercise Price $1.00 CN
                 (Acquired 1/26/2004, Cost $7,667)(4)<F37>r<F33>
    196,850    Cardima, Inc.                                                                                                19,685
                 Expiration August 2005, Exercise Price $1.91
                 (Acquired 8/09/2001, Cost $19,685)(4)<F37>r<F33>
    312,499    Cardima, Inc.                                                                                                 3,125
                 Expiration August 2006, Exercise Price $0.90
                 (Acquired 8/05/2002, Cost $3,125)(4)<F37>r<F33>
  1,500,000    Cusac Gold Mines Limited                                                                                     11,853
                 Expiration October 2004, Exercise Price $0.40 CN
                 (Acquired 10/24/2002, Cost $15,000)(4)<F37>r<F33>
    275,000    First Majestic Resource Corp.                                                                                 2,173
                 Expiration May 2005, Exercise Price $1.85 CN
                 (Acquired 5/07/2004, Cost $2,750)(4)<F37>r<F33>
    857,143    Franklin Lake Resources Inc.                                                                                  8,571
                 Expiration November 2004, Exercise Price $0.50
                 (Acquired 11/04/2002, Cost $8,571)(4)<F37>r<F33>
    454,545    Fronteer Development Group Inc.                                                                               3,592
                 Expiration March 2006, Exercise Price $1.45 CN
                 (Acquired 3/30/2004, Cost $4,545)(4)<F37>r<F33>
    150,000    Gateway Gold Corp.                                                                                            1,185
                 Expiration May 2005, Exercise Price $4.50 CN
                 (Acquired 3/04/2004, Cost $1,500)(4)<F37>r<F33>
    577,500    Gold Canyon Resources, Inc.                                                                                   4,563
                 Expiration February 2006, Exercise Price $0.75 CN
                 (Acquired 8/26/2004, Cost $5,775)(4)<F37>r<F33>
    694,444    Golden Goliath Resources Ltd.                                                                                 5,487
                 Expiration December 2004, Exercise Price $0.22 CN
                 (Acquired 12/13/2002, Cost $6,944)(4)<F37>r<F33>
    320,000    Golden Phoenix Minerals, Inc.                                                                                 3,200
                 Expiration February 2006, Exercise Price $0.25
                 (Acquired 3/19/2003, Cost $0)(4)<F37>r<F33>
    650,000    International KRL Resources Corp.                                                                             5,136
                 Expiration October 2004, Exercise Price $0.20 CN
                 (Acquired 10/08/2002, Cost $6,500)(4)<F37>r<F33>
     96,154    Kirkland Lake Gold, Inc.                                                                                    136,950
                 Expiration August 2005, Exercise Price $3.00 CN
                 (Acquired 8/08/2003, Cost $962)(4)<F37>r<F33>
  1,000,000    Madison Enterprises Corp.                                                                                     7,902
                 Expiration November 2004, Exercise Price $0.18 CN
                 (Acquired 11/05/2002, Cost $10,000)(4)<F37>r<F33>
  1,000,000    Mag Silver Corporation                                                                                      179,764
                 Expiration April 2005, Exercise Price $0.75 CN
                 (Acquired 4/15/2003, Cost $10,000)(4)<F37>r<F33>
  1,071,429    Manhattan Minerals Corporation                                                                                8,466
                 Expiration May 2005, Exercise Price $0.85 CN
                 (Acquired 5/16/2003, Cost $10,714)(4)<F37>r<F33>
    600,000    Maximus Ventures Ltd.                                                                                         4,741
                 Expiration March 2005, Exercise Price $0.45 CN
                 (Acquired 3/04/2003, Cost $6,000)(4)<F37>r<F33>
    950,000    Metallica Resources, Inc.                                                                                     7,507
                 Expiration March 2005, Exercise Price $2.00 CN
                 (Acquired 3/11/2003, Cost $9,500)(4)<F37>r<F33>
    147,220    Metalline Mining Co. Inc.                                                                                     1,472
                 Expiration June 2006, Exercise Price $5.00
                 (Acquired 6/29/2001 & 10/08/2002, Cost $1,472)(4)<F37>r<F33>
     87,500    Neurobiological Technologies, Inc.                                                                          153,125
                 Expiration November 2004, Exercise Price $1.38
                 (Acquired 11/05/1999, Cost $88) (4)<F37>r<F33>
  1,375,000    Odyssey Resources Limited                                                                                    10,865
                 Expiration December 2005, Exercise Price $0.45 CN
                 (Acquired 12/24/2003, Cost $13,750)(4)<F37>r<F33>
    904,761    Palladon Ventures Ltd.                                                                                        7,149
                 Expiration February 2005, Exercise Price $0.80 CN
                 (Acquired 2/27/2004, Cost $9,048)(4)<F37>r<F33>
    468,750    Platinum Group Metals Ltd.                                                                                   55,929
                 Expiration December 2004, Exercise Price $0.75 CN
                 (Acquired 12/23/2002, Cost $4,688)(4)<F37>r<F33>
    375,000    Sabina Resources Limited                                                                                    142,971
                 Expiration November 2004, Exercise Price $0.75 CN
                 (Acquired 11/05/2003, Cost $3,750)(4)<F37>r<F33>
    207,000    Shore Gold Inc.                                                                                               1,636
                 Expiration September 2005, Exercise Price $2.75 CN
                 (Acquired 9/29/2004, Cost $2,070)(4)<F37>r<F33>
    225,000    Sonic Environmental Solutions Inc.                                                                            4,445
                 Expiration October 2005, Exercise Price $2.10 CN
                 (Acquired 10/31/2003, Cost $2,250)(4)<F37>r<F33>
    333,333    Sunridge Gold Corp.                                                                                           2,634
                 Expiration September 2005, Exercise Price $1.75 CN
                 (Acquired 9/12/2003, Cost $3,333)(4)<F37>r<F33>
    555,556    Tournigan Gold Corporation                                                                                    4,390
                 Expiration November 2005, Exercise Price $0.65 CN
                 (Acquired 5/11/2004, Cost $5,556)(4)<F37>r<F33>
  1,825,000    Trade Winds Ventures Inc.                                                                                   234,335
                 Expiration June 2005, Exercise Price $0.90 CN
                 (Acquired 6/29/2004, Cost $18,250)(4)<F37>r<F33>
    800,000    Vedron Gold Inc.                                                                                              6,321
                 Expiration February 2005, Exercise Price $0.75 CN
                 (Acquired 2/23/2004, Cost $8,000)(4)<F37>r<F33>
     62,500    Wheaton River Minerals Ltd.                                                                                  85,166
                 Expiration May 2007, Exercise Price $1.65 CN
                 (Acquired 5/30/2002, Cost $625)(4)<F37>r<F33>
    233,333    Yamana Gold Inc.                                                                                            232,771
                 Expiration July 2008, Exercise Price $1.50 CN
                 (Acquired 7/31/2003, Cost $2,333)(4)<F37>r<F33>
                                                                                                                      ------------
               TOTAL WARRANTS (Cost $301,880)                                                                            2,383,137
                                                                                                                      ------------

 PRINCIPAL
  AMOUNT
 ---------
               CONVERTIBLE DEBENTURES -- 0.1%*<F31>
 $  300,000    Golden Phoenix Minerals, Inc. (Acquired 1/14/2000, Cost $300,000)(4)<F37>r<F33>                             501,556
                                                                                                                      ------------

               CORPORATE NOTES -- 0.6%*<F31>
               Canyon Resources Corporation
    549,000      6.000%, 3/01/2005 (Acquired 3/03/2003, Cost $549,000)(4)<F37>r<F33>                                     1,361,246
               Globalstar LP/Capital:
 52,090,000      10.750%, 11/01/2004 (Acquired 10/2002 - 1/2003, Cost $3,439,142)(7)<F40>r<F33>                            260,450
 23,299,000      11.250%, 12/31/2004 (Acquired 10/2002 - 12/2002, Cost $1,422,482)(7)<F40>r<F33>                           116,495
 35,930,000      11.500%, 6/01/2005 (Acquired 12/2001 - 1/2003, Cost $1,809,070)(7)<F40>r<F33>                             179,650
 49,414,000      11.375%, 2/15/2034 (Acquired 10/2002 - 1/2003, Cost $3,101,397)(7)<F40>r<F33>                             247,070
               Itronics Inc.:
    380,000      12.000%, 10/24/2004 (Acquired 10/24/2001, Cost $380,000)(4)<F37>r<F33>                                    380,000
    100,000      12.000%, 3/15/2005 (Acquired 3/15/2002, Cost $100,000)(4)<F37>r<F33>                                      100,000
                                                                                                                      ------------
               TOTAL CORPORATE NOTES (Cost $10,801,091)                                                                  2,644,911
                                                                                                                      ------------

               U.S. TREASURY OBLIGATIONS -- 70.0%*<F31>
               U.S. Treasury Notes:
 22,050,000      2.125%, 10/31/2004(5)<F38>                                                                             22,058,622
 52,200,000      2.000%, 11/30/2004(5)<F38>                                                                             52,228,553
 19,500,000      1.625%, 3/31/2005(5)<F38>                                                                              19,465,719
 14,100,000      1.625%, 4/30/2005(5)<F38>                                                                              14,068,049
 25,300,000      1.250%, 5/31/2005(5)<F38>                                                                              25,169,553
 64,300,000      1.125%, 6/30/2005(5)<F38>                                                                              63,847,907
 57,953,000      1.500%, 7/31/2005(5)<F38>                                                                              57,658,715
 52,600,000      2.000%, 8/31/2005                                                                                      52,519,890
  4,642,000      1.625%, 9/30/2005(5)<F38>                                                                               4,616,432
                                                                                                                      ------------
               TOTAL U.S. TREASURY NOTES (Cost $312,174,381)                                                           311,633,440
                                                                                                                      ------------

               SHORT TERM INVESTMENTS -- 3.3%*<F31>

               Mutual Funds -- 1.0%*<F31>
  4,570,413    Treasury Cash Series II                                                                                   4,570,413
                                                                                                                      ------------

               U.S. Treasury Obligations -- 2.3%*<F31>
               U.S. Treasury Bills:
  5,000,000      1.535%, 10/07/2004                                                                                      4,998,721
  5,000,000      1.352%, 10/14/2004                                                                                      4,997,559
                                                                                                                      ------------
                                                                                                                         9,996,280
                                                                                                                      ------------
               TOTAL SHORT-TERM INVESTMENTS (Cost $14,566,693)                                                          14,566,693
                                                                                                                      ------------
               TOTAL INVESTMENTS (Cost $432,063,215)                                                                  $439,745,619
                                                                                                                      ------------
                                                                                                                      ------------

CN - Canadian Dollars
ADR - American Depository Receipt
NYS - New York Shares
  *<F31>   Calculated as a percentage of net assets.
 **<F32>   Non-income producing security.
  r<F33>   Restricted security.
(1)<F34> Shares are held to cover all or a portion of a corresponding short position.
(2)<F35>   Private placement issue (valued at a discount to market value).
(3)<F36>   Foreign security.
(4)<F37>   Fair valued security.
(5)<F38> All or a portion of the securities have been committed as collateral for open short positions.
(6)<F39>   Affiliated company.  See Note 8 in Notes to the Financial
           Statements.
(7)<F40>   Security in default.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2004

  SHARES                                                              VALUE
  ------                                                              -----
  37,500    Abercrombie & Fitch Co. - Class A                     $  1,181,250
 143,000    Advanced Energy Industries, Inc.                         1,328,470
  85,000    Advanced Micro Devices, Inc.                             1,105,000
  70,000    AGCO Corporation                                         1,583,400
  45,000    Airgas, Inc.                                             1,083,150
 105,000    Akamai Technologies, Inc.                                1,475,250
 361,900    Alcatel SA - ADR                                         4,245,087
  52,000    Altera Corporation                                       1,017,640
   7,000    Ambac Financial Group, Inc.                                559,650
  32,000    Analog Devices, Inc.                                     1,240,960
  40,000    Applebee's International, Inc.                           1,011,200
 127,000    Applied Materials, Inc.                                  2,094,230
  30,000    Ascential Software Corporation                             404,100
  42,000    AT&T Corp.                                                 601,440
  76,500    AutoNation, Inc.                                         1,306,620
  23,000    AutoZone, Inc.                                           1,776,750
  16,767    Avici Systems Inc.                                         104,291
  14,000    Bank of America Corporation                                606,620
  45,000    BorgWarner, Inc.                                         1,948,050
  45,000    Bowater Incorporated                                     1,718,550
  57,000    Broadcom Corporation - Class A                           1,555,530
  10,000    Callidus Software                                           40,900
  72,500    Cendant Corporation                                      1,566,000
  32,000    CheckFree Corp.                                            885,440
  15,000    The Cheesecake Factory Incorporated                        651,000
  25,000    Circuit City Stores, Inc.                                  383,500
 117,000    Cisco Systems, Inc.                                      2,117,700
  83,000    Citigroup Inc.                                           3,661,960
  25,000    Citrix Systems, Inc.                                       438,000
  27,000    The Clorox Company                                       1,439,100
  70,000    Consumer Staples Select Sector SPDR Fund                 1,516,200
 357,400    Convergys Corporation                                    4,799,882
  67,500    Copart, Inc.                                             1,277,775
  15,000    Cymer, Inc.                                                429,900
  33,000    Diagnostic Products Corporation                          1,348,710
 250,000    DIAMONDS Trust, Series I                                25,222,500
  17,500    Eastman Kodak Company                                      563,850
 350,000    Eldorado Gold Corporation                                1,141,000
  85,000    Electronic Data Systems Corporation                      1,648,150
  20,000    Eli Lilly and Company                                    1,201,000
  15,000    Equifax Inc.                                               395,400
  33,500    Fannie Mae                                               2,123,900
  30,000    Federated Department Stores, Inc.                        1,362,900
 165,000    Financial Select Sector SPDR Fund                        4,695,900
 157,500    Ford Motor Company                                       2,212,875
  42,000    Freddie Mac                                              2,740,080
  75,000    The Gap, Inc.                                            1,402,500
  48,500    General Motors Corporation                               2,060,280
  20,500    Georgia-Pacific Corp                                       736,975
 140,000    Goldcorp Inc.                                            1,940,400
  10,000    The Goldman Sachs Group, Inc.                              932,400
  38,500    Guitar Center, Inc.                                      1,667,050
   2,000    Hutchinson Technology Incorporated                          53,460
  30,000    iShares Russell 2000 Growth Index Fund                   1,758,000
 100,000    Ivanhoe Mines Ltd.                                         570,000
  57,000    JPMorgan Chase & Co.                                     2,264,610
  40,000    Juniper Networks, Inc.                                     944,000
  35,000    Kellogg Company                                          1,493,100
  23,000    Kohl's Corporation                                       1,108,370
   2,000    Lam Research Corporation                                    43,760
  32,500    Lamar Advertising Company - Class A                      1,352,325
  25,000    Lear Corporation                                         1,361,250
   9,000    Lehman Brothers Holdings Inc.                              717,480
  70,000    Longs Drug Stores Corporation                            1,694,000
   1,400    M-Systems Flash Disk Pioneers Ltd.                          23,128
  12,000    Maxim Integrated Products, Inc.                            507,480
   4,000    Maxtor Corporation                                          20,800
  44,000    MBIA Inc.                                                2,561,240
  45,000    MBNA Corporation                                         1,134,000
  18,000    Medtronic, Inc.                                            934,200
  15,000    Mercury Interactive Corporation                            523,200
  26,000    Merrill Lynch & Co., Inc.                                1,292,720
   6,000    MGIC Investment Corporation                                399,300
   1,500    Microchip Technology Incorporated                           40,260
  24,000    Morgan Stanley                                           1,183,200
  40,000    Motorola, Inc.                                             721,600
  55,000    Nasdaq-100 Index Tracking Stock                          1,933,250
 111,000    National Semiconductor Corporation                       1,719,390
  45,000    Nordstrom, Inc.                                          1,720,800
  35,000    NorthWestern Corporation                                       350
  50,000    PETsMART, Inc.                                           1,419,500
  45,000    Plantronics, Inc.                                        1,945,800
  60,000    PMC-Sierra, Inc.                                           528,600
  40,000    Power-One, Inc.                                            259,200
   9,000    Radian Group Inc.                                          416,070
  35,500    Rent-A-Center, Inc.                                        918,030
  36,000    ResMed Inc.                                              1,713,960
  23,000    SAP AG - ADR                                               895,850
  25,000    Seagate Technology                                         338,000
 130,000    Semtech Corporation                                      2,492,100
  80,000    The Shaw Group Inc.                                        960,000
  62,500    Sonic Corp.                                              1,601,875
 109,800    Southwestern Resources Corp.                             1,246,751
 235,000    SPDR Trust Series 1                                     26,263,600
  33,500    Stericycle, Inc.                                         1,537,650
  20,000    Storage Technology Corporation                             505,200
  73,000    SUPERVALU INC.                                           2,011,150
  24,000    Telefonaktiebolaget LM Ericsson - ADR                      749,760
  48,000    Texas Instruments Incorporated                           1,021,440
  20,000    Thermo Electron Corporation                                540,400
  37,000    Wal-Mart Stores, Inc.                                    1,968,400
  10,000    Weight Watchers International, Inc.                        388,200
  22,000    Wells Fargo & Company                                    1,311,860
  60,000    Western Silver Corporation                                 564,000
  33,000    Whirlpool Corporation                                    1,982,970
  10,000    Williams-Sonoma, Inc.                                      375,500
 142,500    Xerox Corporation                                        2,006,400
                                                                  ------------
            TOTAL SECURITIES SOLD SHORT (Proceeds $175,526,458)   $184,588,004
                                                                  ------------
                                                                  ------------

ADR - American Depository Receipt

                     See notes to the financial statements.

PRUDENT GLOBAL INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2004

   SHARES                                                             VALUE
   ------                                                             -----
            COMMON STOCKS -- 9.0%

            CANADA -- 5.9%
   871,100  BacTech Mining Corporation(2)<F43>                    $    165,196
   445,000  Central Fund of Canada Limited - Class A                 2,558,750
 2,250,000  Crystallex International Corporation(2)<F43>             7,582,500
   724,680  European Goldfields Limited(2)<F43>                      2,061,434
 1,375,000  First Majestic Resource Corp.
              (Acquired 5/07/2004,
              Cost $1,518,344)(1)<F42>(2)<F43>r<F41>                 1,431,443
   600,000  Gateway Gold Corp.
              (Acquired 3/04/2004,
              Cost $1,237,135)(1)<F42>(2)<F43>r<F41>                   886,571
   458,000  IAMGOLD Corporation                                      3,662,408
    40,000  Placer Dome Inc.                                           795,200
   250,000  Wheaton River Minerals Ltd.(2)<F43>                        784,244
 1,812,500  Wolfden Resources Inc.(2)<F43>                           7,375,746
                                                                  ------------
                                                                    27,303,492
                                                                  ------------

            CHANNEL ISLANDS -- 1.2%
   560,306  Randgold Resources Limited - ADR(2)<F43>                 5,530,220
                                                                  ------------

            SOUTH AFRICA -- 1.1%
   135,000  AngloGold Ashanti Limited - ADR                          5,251,500
                                                                  ------------

            SWEDEN -- 0.8%
 4,033,500  Riddarhyttan Resources AB(2)<F43>                        3,628,942
                                                                  ------------
            TOTAL COMMON STOCK (Cost $32,736,295)                   41,714,154
                                                                  ------------

            PREFERRED STOCK -- 0.2%
   109,900  Freeport-McMoRan Copper & Gold, Inc.(2)<F43>               802,270
                                                                  ------------
            TOTAL PREFERRED STOCK (Cost $873,705)                      802,270
                                                                  ------------

   OUNCES
   ------
            COMMODITIES -- 0.9%
    10,096  Gold Bullion(1)<F42> (2)<F43>                            4,164,602
                                                                  ------------
            TOTAL COMMODITIES (Cost $3,094,451)                      4,164,602
                                                                  ------------

 PRINCIPAL
   AMOUNT
 ---------
            CORPORATE NOTES -- 1.5%
            UBS AG
$ 7,000,000   0.00%, 8/29/2008(1)<F42> (3)<F44> r<F41>               7,035,000
                                                                  ------------
            TOTAL CORPORATE NOTES (Cost $7,000,000)                  7,035,000
                                                                  ------------

                 CONVERTIBLE BONDS -- 0.5%
 3,000,000  CN   BacTech Mining Corporation 10.00%, 3/15/2009
                   (Acquired 3/15/2004,
                   Cost $2,230,050)(1)<F42> r<F41>                   2,370,511
                                                                  ------------
                 TOTAL CONVERTIBLE BONDS (Cost $2,230,050)           2,370,511
                                                                  ------------

                 U.S. TREASURY OBLIGATIONS -- 11.5%
                 U.S. Treasury Notes:
12,200,000         1.75%, 12/31/2004                                12,199,048
12,000,000         1.63%, 4/30/2005                                 11,972,808
 6,200,000         1.50%, 7/31/2005                                  6,168,516
 4,000,000         2.00%, 8/31/2005                                  3,993,908
18,973,000         1.63%, 9/30/2005                                 18,868,497
                                                                  ------------
                 TOTAL U.S. TREASURIES (Cost $53,331,880)           53,202,777
                                                                  ------------

                 FOREIGN TREASURY OBLIGATIONS -- 71.4%

                 AUSTRALIA -- 1.0%
                 Australian Government Bond:
 6,212,000  AU     7.50%, 7/15/2005                                  4,578,996
                                                                  ------------

                 AUSTRIA -- 3.1%
                 Austrian Government Bond:
17,605,000  SF     3.25%, 1/27/2006                                 14,489,196
                                                                  ------------

                 CANADA -- 4.6%
                 Canadian Government Bonds:
12,054,000  CN     4.25%, 12/01/2004                                 9,551,858
14,894,000  CN     3.50%, 6/01/2005                                 11,829,052
                                                                  ------------
                                                                    21,380,910
                                                                  ------------

                 DENMARK -- 5.2%
                 Kingdom of Denmark Bonds:
110,840,000 DK     4.00%, 11/15/2004                                18,532,142
33,425,000  DK     5.00%, 8/15/2005                                  5,698,439
                                                                  ------------
                                                                    24,230,581
                                                                  ------------

                 FINLAND -- 1.4%
                 Finnish Government Bond:
 5,098,000  EU     2.75%, 7/04/2006                                  6,354,529
                                                                  ------------

                 FRANCE -- 8.1%
                 French Treasury Bonds:
 1,200,000  EU     6.75%, 10/25/2004                                 1,493,978
27,303,000  EU     7.75%, 10/25/2005                                35,776,614
                                                                  ------------
                                                                    37,270,592
                                                                  ------------

                 GERMANY -- 6.2%
                 Bundesrepub.Deutschland:
 7,815,000  EU     7.50%, 11/11/2004                                 9,757,896
15,158,000  EU     7.38%, 1/03/2005                                 19,061,733
                                                                  ------------
                                                                    28,819,629
                                                                  ------------

                 HONG KONG -- 4.2%
                 Hong Kong Government Bond:
152,600,000 HK     1.61%, 5/16/2005(1)<F42>                         19,627,702
                                                                  ------------

                 ICELAND -- 0.8%
                 Nordic Treasury Bill:
300,000,000 IK     0.00%, 2/09/2007(1)<F42>                          3,573,904
                                                                  ------------

                 NETHERLANDS- 3.5%
                 Netherlands Government Bond:
12,900,000  EU     7.25%, 10/01/2004                                16,021,800
                                                                  ------------

                 NEW ZEALAND- 2.4%
                 New Zealand Government Bond:
16,186,000  NZ     6.50%, 2/15/2005                                 10,942,450
                                                                  ------------

                 NORWAY -- 4.8%
                 Norwegian Government Bonds:
111,513,000 NK     5.75%, 11/30/2004                                16,665,242
33,805,000  NK     6.75%, 1/15/2007                                  5,467,998
                                                                  ------------
                                                                    22,133,240
                                                                  ------------

                 SINGAPORE -- 1.9%
                 Singapore Government Bonds:
11,325,000  SD     4.00%, 2/01/2005                                  6,786,767
 3,688,000  SD     4.38%, 10/15/2005                                 2,256,050
                                                                  ------------
                                                                     9,042,817
                                                                  ------------

                 SPAIN -- 1.3%
                 Spanish Government Bond:
 4,706,000  EU     3.20%, 1/31/2006                                  5,902,932
                                                                  ------------

                 SWEDEN -- 3.1%
                 Swedish Government Bond:
102,485,000 SK     6.00%, 2/09/2005                                 14,256,004
                                                                  ------------

                 SWITZERLAND -- 18.8%
                 Swiss Government Bonds:
24,898,000  SF     4.50%, 10/07/2004                                19,943,424
82,544,000  SF     5.50%, 1/06/2005                                 66,897,592
                                                                  ------------
                                                                    86,841,016
                                                                  ------------

                 UNITED KINGDOM -- 1.0%
                 United Kingdom Treasury Bond:
 2,620,000  BP     6.75%, 11/26/2004                                 4,757,369
                                                                  ------------
                 TOTAL FOREIGN TREASURY OBLIGATIONS
                   (Cost $316,604,705)                             330,223,667
                                                                  ------------

   SHARES
   ------
                 WARRANTS -- 0.0%
 2,000,000       BacTech Mining Corporation                             15,803
                   Expiration March 2006, Exercise Price $1.00 CN
                   (Acquired 3/15/2004, Cost $20,000) (1)<F42> r<F41>
   687,500       First Majestic Resource Corp.                           5,432
                   Expiration May 2005, Exercise Price $1.85 CN
                   (Acquired 5/07/2004, Cost $6,875) (1)<F42> r<F41>
   300,000       Gateway Gold Corp.                                      2,371
                   Expiration May 2005, Exercise Price $4.50 CN
                   (Acquired 3/04/2004, Cost $3,000) (1)<F42> r<F41>
                                                                  ------------
                 TOTAL WARRANTS (Cost $29,875)                          23,606
                                                                  ------------

 PRINCIPAL
   AMOUNT
 ---------
                 SHORT-TERM INVESTMENTS -- 2.4%

                 U.S. TREASURIES -- 2.4%
                 U.S. Treasury Bills:
$9,000,000         1.54%, 10/07/2004                                 8,997,697
 2,000,000         1.35%, 10/14/2004                                 1,999,024
                                                                  ------------
                                                                    10,996,721
                                                                  ------------

   SHARES
   ------
            MUTUAL FUNDS -- 0.0%
   143,700  Treasury Cash Series II                                    143,700
                                                                  ------------
            TOTAL SHORT-TERM INVESTMENTS
              (Cost $11,140,421)                                    11,140,421
                                                                  ------------
            TOTAL INVESTMENTS (Cost $427,041,382) -- 97.4%         450,677,008
            Other Assets less Liabilities -- 2.6%                   12,085,466
                                                                  ------------
            Total Net Assets -- 100.0%                            $462,762,474
                                                                  ------------
                                                                  ------------

  r<F41>  Restricted security.
(1)<F42>  Fair valued investment.
(2)<F43>  Non-income producing security.
(3)<F44>  Redemption value linked to the value of gold bullion.
ADR - American Depository Receipt
 AU - Australian Dollars
 BP - British Pounds
 CN - Canadian Dollars
 DK - Danish Krone
 EU - European Monetary Units
 HK - Hong Kong Dollars
 IK - Iceland Krona
 NK - Norwegian Kroner
 NZ - New Zealand Dollars
 SD - Singapore Dollars
 SF - Swiss Francs
 SK - Swedish Krona

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of three series: thePrudent Bear Fund, the Prudent Global Income Fund (formerly the Prudent Safe Harbor
     Fund) and the Prudent Bear Large Cap Fund (each a "Fund" and collectively the "Funds"). As of September 30, 2004, the Prudent Bear Large Cap Fund had not commenced operations. The investment objectives of the Funds are set forth below.

     The investment objective of the Prudent Bear Fund is capital appreciation, which it seeks to obtain primarily through short sales of equity securities when overall market valuations are high, and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund commenced operations on December 28, 1995.

     The Prudent Bear Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, as described in accordance with the Fund's prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

     The investment objective of the Prudent Global Income Fund is current income and capital appreciation through investments primarily in liquid securities issued by major industrialized nations, and equity securities of companies that mine gold and gold bullion. The Prudent Global Income Fund commenced operations on February 2, 2000.

     The following is a summary of significant accounting policies consistently followed by the Funds.

     a) Investment Valuation - Common stocks, preferred stocks and securities sold short that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by an independent pricing service. Mutual fund investments are valued at the net asset value on the day the valuation is made. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available (or which are deemed unreliable) are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market;
          (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share. At September 30, 2004, fair value investments represent 11.1% and 8.5% of net assets, at value, in the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

     b) Short Positions - The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Funds are liable for any dividends paid on securities sold short. The Prudent Bear Fund's receivables from brokers for proceeds on securities sold short are with two major security dealers. The Funds do not require the brokers to maintain collateral in support of these receivables.

     c) Written Option Accounting - The Funds may write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund's basis in the underlying security will be reduced by the premium originally received.

     d) Futures Contracts and Options on Futures Contracts - The Prudent Bear Fund may purchase and sell stock index futures contracts and options on such futures contracts, while the Prudent Global Income Fund may purchase and sell debt futures contracts and options on such futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     e) Risks of Options, Futures Contracts and Options onFutures Contracts - The risks inherent in the use of options, futures contracts, and options on futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

     f) Collateral on Short Sales, Written Options and Futures Contracts - As collateral for short positions, written options and futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts. All collateral is required to be adjusted daily.

     g) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statements of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Funds for trading purposes and call option contracts are held by the Funds for trading and hedging purposes.

     h) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     i) Foreign Currency Translations - The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of debt securities and payables and receivables arising from trade date and settlement date differences.

     j) Restricted Securities - The Prudent Bear Fund and the Prudent Global Income Fund own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. At September 30, 2004, the Prudent Bear Fund and the Prudent Global Income Fund had restricted securities with an aggregate market value of $46,155,871 and $11,747,131, respectively, representing 10.4% and 2.5% of the net assets of the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

     k) Distributions to Shareholders - Dividends from net investment income are declared and paid annually for the Prudent Bear Fund and quarterly for the Prudent Global Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually by each of the Funds.

     l) Federal Income Taxes - No provision for federal income taxes has been made since the Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid being liable for federal excise taxes.

     m) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     n) Guarantees and Indemnifications - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

     o) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income for the Prudent Bear Fund includes $742,302 of interest earned on receivables from brokers for proceeds on securities sold short. There was no interest earned on receivables from brokers for proceeds on securities sold short for the Prudent Global Income Fund. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Funds were as follows:

     Prudent Bear Fund

     No Load Shares:

                                                            Year Ended
                                                        September 30, 2004
                                                    --------------------------
                                                         $            Shares
                                                    ----------      ----------
       Sold                                       $ 469,264,003     75,117,041
       Redemption Fees                                   51,170             --
       Issued as reinvestment of dividends           22,076,569      3,560,737
       Redeemed                                    (508,730,461)   (82,619,539)
                                                  -------------    -----------
       Net Increase                               $ (17,338,719)    (3,941,761)
                                                  -------------
                                                  -------------
       Shares Outstanding:
          Beginning of Period                                       79,154,213
                                                                   -----------
          End of Period                                             75,212,452
                                                                   -----------
                                                                   -----------

     Class C Shares:
                                                            Year Ended
                                                        September 30, 2004
                                                    --------------------------
                                                         $            Shares
                                                    ----------      ----------
       Sold                                       $  10,213,520      1,733,761
       Redemption Fees                                    6,687             --
       Issued as reinvestment of dividends              487,969         80,258
       Redeemed                                      (5,355,996)      (897,635)
                                                  -------------    -----------
       Net Increase                               $   5,352,180        916,384
                                                  -------------
                                                  -------------
       Shares Outstanding:
          Beginning of Period                                        1,954,473
                                                                   -----------
          End of Period                                              2,870,857
                                                                   -----------
                                                                   -----------

     No Load Shares:

                                                            Year Ended
                                                        September 30, 2003
                                                    --------------------------
                                                         $            Shares
                                                    ----------      ----------
       Shares sold                               $1,067,549,675    148,758,054
       Shares issued to holders in
         reinvestment of dividends                   23,321,085      3,151,498
       Shares redeemed                             (973,052,388)  (135,465,937)
                                                 --------------   ------------
       Net increase                              $  117,818,372     16,443,615
                                                 --------------
                                                 --------------
       Shares Outstanding:
          Beginning of Period                                       62,710,598
                                                                  ------------
          End of Period                                             79,154,213
                                                                  ------------
                                                                  ------------

     Class C Shares:
                                                            Year Ended
                                                        September 30, 2003
                                                    --------------------------
                                                         $            Shares
                                                    ----------      ----------
       Shares sold                                 $ 14,532,097      2,060,853
       Shares issued to holders in
         reinvestment of dividends                      297,273         40,890
       Shares redeemed                               (7,698,430)    (1,110,191)
                                                   ------------     ----------
       Net increase                                $  7,130,940        991,552
                                                   ------------
                                                   ------------
       Shares Outstanding:
          Beginning of Period                                          962,921
                                                                    ----------
          End of Period                                              1,954,473
                                                                    ----------
                                                                    ----------

     Prudent Global Income
                                                            Year Ended
                                                        September 30, 2004
                                                    --------------------------
                                                         $            Shares
                                                    ----------      ----------
       Sold                                       $ 479,754,476     37,544,662
       Redemption Fees                                   22,000             --
       Issued as reinvestment of dividends           22,145,621      1,756,776
       Redeemed                                    (512,591,195)   (40,447,791)
                                                  -------------    -----------
       Net Increase                               $ (10,669,098)    (1,146,353)
                                                  -------------
                                                  -------------
       Shares Outstanding:
          Beginning of Period                                       38,447,916
                                                                   -----------
          End of Period                                             37,301,563
                                                                   -----------
                                                                   -----------

                                                            Year Ended
                                                        September 30, 2003
                                                    --------------------------
                                                         $            Shares
                                                    ----------      ----------
       Shares sold                                 $811,551,274     68,745,885
       Shares issued to holders in
         reinvestment of dividends                    9,017,796        759,591
       Shares redeemed                             (495,329,899)   (42,372,624)
                                                   ------------    -----------
       Net increase                                $325,239,171     27,132,852
                                                   ------------
                                                   ------------
       Shares Outstanding:
          Beginning of Period                                       11,315,064
                                                                   -----------
          End of Period                                             38,447,916
                                                                   -----------
                                                                   -----------

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, options and short positions, by the Funds for the periods ended September 30, 2004, were as follows:

                             Prudent Bear Fund      Prudent Global Income Fund
                             -----------------      --------------------------
     Purchases                 $351,654,102                $372,729,401
     Sales                     $464,496,034                $432,367,256

     Included in these amounts were purchases and sales of long-term U.S. government securities, for the periods ended September 30, 2004, as follows:

                             Prudent Bear Fund      Prudent Global Income Fund
                             -----------------      --------------------------
     Purchases                 $274,039,700                $163,579,646
     Sales                     $314,000,638                $155,416,728

     At September 30, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                                Prudent Global
                                            Prudent Bear Fund    Income Fund
                                            -----------------   --------------
     Cost of investments                     $ 438,722,083       $428,132,076
                                             -------------       ------------
                                             -------------       ------------
     Gross unrealized appreciation           $  37,091,358       $ 26,045,042
     Gross unrealized depreciation             (36,067,823)        (3,500,110)
                                             -------------       ------------
     Net unrealized appreciation             $   1,023,536       $ 22,544,932
                                             -------------       ------------
                                             -------------       ------------
     Undistributed ordinary income           $          --       $  1,235,283
     Undistributed long-term capital gain               --          5,856,582
                                             -------------       ------------
     Total distributable earnings            $          --       $  7,091,865
                                             -------------       ------------
                                             -------------       ------------
     Other accumulated gains (losses)        $(138,795,813)      $    374,303
                                             -------------       ------------
     Total accumulated earnings (losses)     $(137,772,278)      $ 30,011,100
                                             -------------       ------------
                                             -------------       ------------

     The cost basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, adjustments for partnerships and mark-to-market cost basis adjustments for investments in foreign passive investment companies (PFICs) for tax purposes. Undistributed ordinary income of the Prudent Bear Fund for tax purposes at September 30, 2004 takes into consideration the currently estimated effects of mark-to-market tax basis adjustments for PFIC investments, and these estimates may change upon final determination for tax purposes.

     The tax character of distributions paid during the year ended September 30, 2004 and the year ended September 30, 2003 were as follows:

     Prudent Bear Fund
                                       Year ended              Year ended
                                   September 30, 2004      September 30, 2003
                                   ------------------      ------------------
     Ordinary income                   $26,712,987            $14,857,836
     Long-term capital gain                     --             12,688,038
                                       -----------            -----------
                                       $26,712,987            $27,545,874
                                       -----------            -----------
                                       -----------            -----------

     Prudent Global Income Fund
                                       Year ended              Year ended
                                   September 30, 2004      September 30, 2003
                                   ------------------      ------------------
     Ordinary income                   $22,129,988             $8,081,820
     Long-term capital gain                590,705              1,583,569
                                       -----------             ----------
                                       $22,720,693             $9,665,389
                                       -----------             ----------
                                       -----------             ----------

     The tax components of capital loss carryovers as of September 30, 2004, and tax-basis post-October loss deferrals (recognized for tax purposes on October 1, 2004) are as follows:

                         Net Capital           Capital Loss       Post-October
                     Loss Carryover*<F45>  Carryover Expiration       Loss
                     --------------------  --------------------   ------------
     Prudent Bear        $ 2,974,983               2011            $25,153,070
                          90,004,020               2012
                         -----------
                         $92,979,003

     *<F45> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

     For the fiscal year ended September 30, 2004 certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income were as follows (unaudited):

               Prudent Bear Fund                       1.30%
               Prudent Global Income Fund              3.23%

     For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2004 were as follows (unaudited):

               Prudent Bear Fund                       0.10%
               Prudent Global Income Fund              1.80%

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Funds have entered into Investment Advisory Agreements with David W. Tice & Associates, Inc. Pursuant to its advisory agreements with the Funds, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% and 0.75% for the Prudent Bear Fund and the Prudent Global Income Fund, respectively, as applied to the Funds' daily net assets. Certain officers of the Adviser are also officers of the Funds.

     U.S. BancorpFund Services, LLC ("U.S. Bancorp") serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. Quasar Distributors, LLC ("Quasar") serves as distributor and principal underwriter for the Funds.

     During 2004 Prudent Bear Fund and Prudent Global Income Fund were reimbursed $1,655,543 and $894,005, respectively by U.S. Bancorp Fund Services, LLC for charges related to certain transactions conducted with an affiliate of Quasar during 2002 through 2004. Such revenues are included as "Other Income" in the Statements of Operations of the Funds.

5.   EXPENSE REDUCTIONS AND RECOVERY

     The Adviser had directed certain of the Funds' portfolio trades to brokers at best price and execution and has generated directed brokerage credits to reduce certain U.S. Bancorp service provider fees. Shareholders benefit under this arrangement as the net expenses of the Funds do not include such service provider fees. For the period ended September 30, 2004, the Prudent Bear Fund's expenses were reduced by $71,477 by utilizing directed brokerage credits resulting in an expense ratio, before dividends on short positions, of 1.83% and 2.58% being charged to Prudent Bear Fund No Load shareholders and Class C shareholders, respectively. In accordance with Securities and Exchange Commission requirements, such amount, when incurred, is required to be shown as an expense and will be included in each of the U.S. Bancorp fees in the Statements of Operations.

     Under the terms of the Prudent Global Income's Investment Advisory Agreement ("Agreement") with David W. Tice & Associates, Inc., any Fund expenses waived or reimbursed by the Advisor may be recovered by the Advisor to the extent actual operating expenses for a subsequent period are less than the expense limitation caps at the time of the waiver or reimbursement. During the year ended September 30, 2004, the Advisor recovered $181,187 from the Prudent Global Income Fund.

6.   FUTURES CONTRACTS

     At September 30, 2004, the Prudent Bear Fund had entered into stock index futures contracts. The net unrealized appreciation of $238,563 is included in the net unrealized appreciation/depreciation section of the accompanying financial statements. The terms of the open contracts are as follows:

                                                 Market Value
     Number of                                  of Underlying            Unrealized
     Contracts    Underlying Instrument           Instrument     Appreciation (Depreciation)
     ---------    ---------------------         -------------    ---------------------------
       (110)      Russell 2000 Index Futures    $(31,570,000)             $(236,500)
                  December 2004
       (175)      S&P 500 Index Futures          (48,776,875)               475,063
                  December 2004

7.   TRANSACTIONS WITH AFFILIATES

     The following companies are affiliated with the Prudent Bear Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2003 through September 30, 2004. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such companies are:

Prudent Bear Fund

                                          SHARE                                        SHARE
                                        BALANCE AT                                   BALANCE AT                     REALIZED
                                        OCTOBER 1,                                 SEPTEMBER 30,                     GAINS
SECURITY NAME                              2003        PURCHASES        SALES           2004        DIVIDENDS       (LOSSES)
-------------                           ----------     ---------        -----      -------------    ---------       --------
Altius Minerals Corporation*<F46>        1,957,000            --         251,600      1,705,400          --       $   484,797
Aquiline Resources, Inc.*<F46>             769,231       917,100              --      1,686,331          --                --
Aura Systems, Inc.                      22,604,200            --      10,000,000     12,604,200          --         3,525,558
Canarc Resource Corp.                    9,502,000       250,000       9,752,000             --          --         2,347,698
Candente Resource Corp.*<F46>            4,693,550       382,850       2,843,850      2,232,550          --         1,167,477
Capstone Gold Corp.*<F46>                       --     2,651,033              --      2,651,033          --                --
Cardero Resource Corp.*<F46>             2,492,100     1,613,500         750,000      3,355,600          --           458,640
Desert Sun Mining Corp.                  2,500,000     1,350,000       3,241,500        608,500          --         1,733,758
Franklin Lake Resources Inc.*<F46>         857,143            --              --        857,143          --                --
Gateway Gold Corp.*<F46>                 1,000,000       300,000              --      1,300,000          --                --
Gold Canyon Resources, Inc.                     --     1,155,000              --      1,155,000          --                --
Golden Cycle
  Gold Corporation*<F46>                    70,800     1,227,465              --      1,298,265          --                --
Goldrea Resources Corp.                    800,000            --         800,000             --          --            27,499
IMA Exploration Inc.                     2,884,637       492,960       2,884,637        492,960          --         4,887,246
International KRL
  Resources Corp.*<F46>                  1,300,000            --              --      1,300,000          --                --
International PBX
  Ventures Ltd.                          1,400,000            --       1,400,000             --          --           (16,138)
IRIDEX Corporation*<F46>                   374,241            --              --        374,241          --                --
Jubilee Platinum plc*<F46>                      --     7,355,000              --      7,355,000          --                --
KleenAir Systems, Inc.*<F46>             3,141,045            --              --      3,141,045          --                --
Madison Enterprises Corp.                7,250,000            --       7,250,000             --          --         1,357,091
Mag Silver Corporation*<F46>             2,000,000            --              --      2,000,000          --                --
Manhattan Minerals
  Corporation                            3,159,357            --       1,016,500      2,142,857          --           185,588
Maximus Ventures Ltd.                      600,000            --              --        600,000          --                --
Metalline Mining Co. Inc.                  766,667            --         764,367          2,300          --           222,811
Nevada Pacific Gold Ltd.                 2,000,000            --       2,000,000             --          --         1,155,485
Northern Lion Gold Corp*<F46>            1,600,000     1,301,700              --      2,901,700          --                --
Odyssey Resources Limited*<F46>                 --     3,477,000              --      3,477,000          --                --
Orezon Resources Inc.                    6,469,450       864,699       6,469,450        864,699          --         3,967,939
Osisko Exploration Ltd.                         --     1,350,000              --      1,350,000          --                --
Palladon Ventures Ltd.*<F46>                    --     1,809,523              --      1,809,523          --                --
Pelangio Mines Inc.                      5,042,500            --       5,042,500             --          --         1,185,000
Pershing Resources
  Corporation Inc.*<F46>(1)<F47>         3,235,000            --              --      3,235,000          --                --
PilaGold Inc.                            1,000,000       500,000       1,500,000             --          --            68,317
Platinum Group Metals Ltd.               2,585,000            --       2,585,000             --          --         1,218,685
Redstar Gold Corp.                       1,000,000            --       1,000,000             --          --            52,032
Rimfire Minerals Corporation*<F46>       1,220,000     1,000,000         220,000      2,000,000          --            82,801
Ross River Minerals Inc.                   625,000       625,000              --      1,250,000          --                --
Sabina Resources Limited*<F46>                  --     2,212,000              --      2,212,000          --                --
SAMEX Mining Corp.                       2,070,000     2,000,000       2,973,600      1,096,400          --         2,047,646
Sonic Environmental
  Solutions Inc.*<F46>                     666,300       650,000              --      1,316,300          --                --
St. Jude Resources Ltd.                  1,666,667       333,334       2,000,001             --          --         1,885,886
Sultan Minerals Inc.                     1,676,333            --       1,676,333             --          --            30,552
Sunridge Gold Corp.*<F46>                1,195,967       470,700         293,900      1,372,767          --           802,266
Trade Winds Ventures Inc.*<F46>                 --     1,825,000              --      1,825,000          --                --
Tumi Resources Limited                     500,000       500,000       1,000,000             --          --           811,292
Tyhee Development Corp.                  1,268,500            --       1,268,500             --          --           274,060
                                                                                                       ----       -----------
                                                                                                         --       $29,963,986
                                                                                                       ----       -----------
                                                                                                       ----       -----------

  *<F46>  Affiliated as of September 30, 2004.
(1)<F47>  Name changed from Xenolix Technologies.

     The following company is affiliated with the Prudent Global Income Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2003 through September 30, 2004. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, the company is:

Prudent Global Income Fund

                                          SHARE                                  SHARE
                                        BALANCE AT                            BALANCE AT                   REALIZED
                                        OCTOBER 1,                           SEPTEMBER 30,                  GAINS
SECURITY NAME                              2003       PURCHASES    SALES         2004         DIVIDENDS    (LOSSES)
-------------                           ----------    ---------    -----     -------------    ---------    --------
First Majestic Resource Corp.*<F48>         --        1,375,000      --        1,375,000         --        $    --

*<F48>  Affiliated as of September 30, 2004.

8.   SERVICE AND DISTRIBUTION PLAN

     The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Funds' average daily net assets for the Prudent Bear No Load shares and Prudent Global Income Fund and up to 1.00% for the Prudent Bear Class C shares. The currently approved rate for the Prudent Bear No Load shares and the Prudent Global Income Fund is 0.25% of average daily net assets. The currently approved rate for the Prudent Bear Class C shares is 1.00% of average daily net assets. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Prudent Bear Fund incurred $1,192,401 for the No Load Shares and $135,275 for the Class C Shares pursuant to the Plans for the period ended September 30, 2004. The Prudent Global Income Fund incurred $1,313,031 pursuant to the Plan for the period ended September 30, 2004.

9.   RESTATEMENT OF 2001 FINANCIAL HIGHLIGHTS FOR PRUDENT GLOBAL INCOME FUND

     During the period ended September 30, 2001, the Prudent Global Income fund failed to qualify as a regulated investment company for tax purposes and incurred $92,279 of income tax expense ($.035 per share for that period), which was reimbursed by the Fund's advisor. The expense and reimbursement were not reflected on a gross basis in prior financial statements. The ratio of operating expenses to average net assets (without expense reimbursements) of the Prudent Global Income Fund for the period ended September 30, 2001 has been restated from 2.87% to 3.71% to reflect the income tax expense. Had the reimbursement not been made, total return for the period would have been reduced by approximately 0.84%.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Prudent Bear Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudent Bear Fund and Prudent Global Income Fund (constituting Prudent Bear Funds, Inc., hereafter referred to as the "Funds") at September 30, 2004, the results of their operations, the changes in their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 9 to the financial statements, the Prudent Global Income Fund has restated its ratio of expenses to average net assets for the year ended September 30, 2001.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 22, 2004

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

     Beginning with the Funds' fiscal quarter ending December 31, 2004, the Funds will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

     Information on how the Funds voted proxies relating to their portfolio securities during the twelve month period ending June 30, 2004 is available at the Funds' website at http://www.prudentbear.com or on the website of the Securities and Exchange Commission at http://www.sec.gov.

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the Directors and Officers of the Funds are set forth below. The SAI includes additional information about the Funds' officers and directors and is available, without charge, upon request by calling 1-800-711-1848.

                                                                                # OF
                                                                                PORTFOLIOS
                                                                                IN FUND        OTHER
                                        TERM OF          PRINCIPAL              COMPLEX        DIRECTORSHIPS
                         POSITIONS(S)   OFFICE AND       OCCUPATION             OVERSEEN       HELD BY
                         HELD WITH      LENGTH OF        DURING PAST            BY OFFICER     DIRECTOR
NAME, ADDRESS AND AGE    THE FUND       TIME SERVED      FIVE YEARS             OR DIRECTOR    OR OFFICER
---------------------    ------------   -----------      -----------            -----------    -------------
David W. Tice *<F49>     Director,      Director -       President and               2         Prudent
43-46 Norre Gade         President      Indefinite,      Chief Compliance                      Global Gold
Suite 137                and            since 1995       Officer of David                      Fund, Prudent
Charlotte Amalie         Treasurer      President -      W. Tice &                             Global
St. Thomas, USVI 00802                  1 yr term,       Associates, LLC,                      Natural
Age: 50                                 since 1995       the adviser of the                    Resources
                                        Treasurer -      Funds; President                      Offshore
                                        1 yr term,       of David W. Tice                      Fund, Ltd.
                                        since 1995       & Assoc., Inc.,
                                                         BTN Research,
                                                         Inc. and Behind
                                                         the Numbers, LLC;
                                                         Partner & Employee,
                                                         ISS, LLLP

David Eric Luck          Independent    Indefinite,      CEO of Redstone             2         None
9223 Club Glen Drive     Director       since 1995       Oil & Gas
Dallas, TX  75243                                        Company
Age: 50

Kim Evans                Independent    Indefinite,      Private investor            2         None
1829 Claridge Court      Director       since 2000
Maitland, FL  32751
Age: 59

Gregg Jahnke *<F49>      Director,      Director -       Analyst, senior             2         None
8140 Walnut Hill Lane    Vice           Indefinite,      strategist, and
Suite 300                President,     since 1995       Chief Compliance
Dallas, TX  75231        Secretary,     (resigned        Officer for David
Age: 46                  Chief          May 29, 2002     W. Tice & Assoc.,
                         Compliance     and reinstated   Inc.
                         Officer        September 23,
                                        2002) Vice
                                        President -
                                        1 yr term,
                                        since 1995
                                        Secretary -
                                        1 yr term,
                                        since 1995

Edmund M. McCarthy       Director       Indefinite,      Principal,                  2         None
6060 SW 85th Street                     since 2002       President and
Miami, FL 33143                                          CEO of Financial
Age: 69                                                  Risk Management
                                                         Advisors Co.

*<F49> Denotes a director who is an "interested person" as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

PRUDENT BEAR FUNDS, INC.

INVESTMENT ADVISER
   DAVID W. TICE & ASSOCIATES, LLC
   43-46 NORRE GADE, SUITE 137
   CHARLOTTE AMALIE, ST. THOMAS, U.S. VIRGIN ISLANDS  00802
   HTTP://WWW.PRUDENTBEAR.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
   U.S. BANCORP FUND SERVICES, LLC
   615 EAST MICHIGAN STREET
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201
   1-800-711-1848

CUSTODIAN
   U.S. BANK, N.A.
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   PRICEWATERHOUSECOOPERS LLP
   MILWAUKEE, WISCONSIN

LEGAL COUNSEL
   FOLEY & LARDNER
   MILWAUKEE, WISCONSIN

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. "Other services" provided by the principal accountant were for assistance with form 5471. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, tax fees and other fees by the principal accountant.

                                 FYE  9/30/2004          FYE  9/30/2003
                                 --------------          --------------

Audit Fees                       $83,000                 $85,578
Audit-Related Fees               $0                      $0
Tax Fees                         $28,000                 $37,825
All Other Fees                   $0                      $18,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

There were no non-audit fees billed by the registrant's accountant for services to the registrant or to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Prudent Bear Funds, Inc.
                   ------------------------------------

     By (Signature and Title) /s/ David W. Tice
                              -------------------------
                              David W. Tice, President

     Date      12/3/04
           --------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F50> /s/David W. Tice
                                    ---------------------------
                                    David W. Tice, President

     Date      12/3/04
           ----------------------------------------------------

     By (Signature and Title)*<F50> /s/ David W. Tice
                                    ---------------------------
                                    David W. Tice, Treasurer

     Date      12/3/04
           ----------------------------------------------------

*<F50> Print the name and title of each signing officer under his or her signature.